UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
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Flowserve Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FLOWSERVE

ELEVATE

Notice of 2026 Annual Meeting and Proxy Statement

INVITATION TO 2026 ANNUAL MEETING OF SHAREHOLDERS
Dear Fellow Shareholder:
I invite you to join Flowserve’s Annual Meeting of Shareholders on May 14, 2026. More information about our meeting topics and agenda can be found in this Notice and Proxy Statement.
Elevated Growth
2025 was a remarkable year for Flowserve. We delivered outstanding results, including significant EPS growth of 24 percent, adjusted
EPS1 growth of 38 percent, and strong operating cash flow for the full year. At the same time, our disciplined execution driven by the
Flowserve Business System enabled us to achieve our long-term margin targets two years ahead of schedule.
Our 3D strategy has made Flowserve more resilient to cyclicality than ever before, supported by consistent and durable bookings in diverse end markets and expanded aftermarket opportunities. We remain excited about the significant opportunities in nuclear and traditional power, with notable project awards in these markets, in addition to broadly positive trends in most of the other end markets.
Given our progress to date and positive momentum entering 2026, we are also looking ahead to how we further strengthen Flowserve for the future. As we drive even greater focus on strategic growth markets, we are confident we will expand on our proven strengths to drive continued growth increasing shareholder value for years to come.
I’m very proud of our accomplishments in 2025 and pleased with the value we were able to generate for our shareholders.
2025 Highlights include:

Full year cash from operations of $506 million driven by strong earnings and working capital management, with $365 million of cash returned to shareholders through dividends and share repurchases.	Continued growth in aftermarket bookings, with seven consecutive quarters above $600 million and an increase of 9% in total aftermarket bookings for the year.

Raised financial guidance twice throughout 2025 and achieved long-term margin targets two years ahead of plan.	Achieved $400 million in nuclear awards, with our four largest awards for 2025 in global nuclear projects.

(1)Non-GAAP financial measure; see Annex I to this Proxy Statement for a reconciliation of such measure to the most directly comparable GAAP financial measure. Adjusted EPS excludes realignment expenses, the impact from other specific discrete and below-the-line foreign currency effects and utilizes the then-applicable foreign exchange rates and fully diluted shares.
Our Business Strategy
In 2024, we introduced the Flowserve Business System – a comprehensive framework that defines how we align our processes across the enterprise to deliver sustainable, long-term success for Flowserve. These five disciplines help our processes drive the desired outcomes and priorities in the center of the Business System: profitable growth, margin expansion, cycle resiliency, and customer experience.
People Excellence encompasses the programs that unlock the power of associates to enable our enterprise strategy, underscored by our commitments to development and leadership.
Operational Excellence has strengthened our core operational capabilities and execution abilities to differentiate the customer experience. Portfolio Excellence has been fully embedded across all product business units, with the CORE 80/20 methodology as a key lever of achieving our long-term margin targets two years early. We have made meaningful progress integrating Commercial Excellence into the business through training and tools enablement, and it will prove to be a critical growth enabler within the Business System as we target sustained bookings and revenue growth. Finally, in 2026, we will broaden Innovation
Excellence beyond product and customer solutions to include internal processes and functional productivity to support efficiency in delivering solutions to our customers.
We intentionally surround the Flowserve Business System with culture, strategy and execution because a winning company has to be great at all of them. Our associates fully embraced and applied the Flowserve Business System in 2025, enabling us to achieve operational and financial targets ahead of schedule. Looking ahead, we will regularly refine impact areas of the Flowserve Business
System to continue its effectiveness in how we run the company.
Shareholder Feedback
We value your input and welcome any feedback you may wish to provide. Upholding your trust remains our highest priority, and we regularly assess our public disclosures to help ensure that we deliver information relevant to your interests. Prior to the annual meeting, please sign and return your proxy card to enable your shares to be voted according to your preferences. Alternatively, you may vote online or by telephone by following the instructions outlined on page 79.
On behalf of our Board of Directors and executive leadership team, we thank you for your ongoing support.
R. Scott Rowe
President, Chief Executive Officer and Director
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3

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

When: Thursday, May 14, 2026 at 10:00 a.m. CDT	Where: Online at https://www.virtualshareholdermeeting.com/FLS2026
We are pleased to invite you to join our Board of Directors and senior leadership at Flowserve
Corporation’s ("Flowserve" or the “Company”) 2026 Annual Meeting of Shareholders (the
“Annual Meeting”). The Annual Meeting will be held online only and will begin at 10:00 a.m.
CDT on May 14, 2026. We will hold the Annual Meeting solely by means of remote communications with no in-person location. You can attend the Annual Meeting and vote online at https://www.virtualshareholdermeeting.com/FLS2026.

2026 Proposals		Board Vote Recommendation	Page Reference (for more detail)
1	Elect the 9 directors named in the proxy statement	For	☑	Page 12
2	Approve, on an advisory basis, the Company’s executive compensation	For	☑	Page 65
3	Ratify the appointment of PricewaterhouseCoopers as our independent auditor for 2026	For	☑	Page 71
4	Shareholder proposal requesting an annual advisory shareholder vote regarding the Company's stock repurchases	Against	☒	Page 74
Shareholders will also transact any other business that is properly brought before the
Annual Meeting.
Record Date: Shareholders of record of the Company’s common stock, par value $1.25 per share, at the close of business on March 17, 2026 are entitled to notice of and to vote at the
Annual Meeting.
Attending the Meeting Virtually: To participate in the Annual Meeting, including to vote or to ask questions during the meeting, you must access the meeting website at https://
www.virtualshareholdermeeting.com/FLS2026, and log in using the 16-digit control number provided on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy
Materials. If your shares are held in street name and your voting instruction form or Notice of
Internet Availability indicates that you may vote those shares through the https://
www.proxyvote.com website, then you may access, participate in, and vote at the Annual
Meeting with the 16-digit access code indicated on that voting instruction form or Notice of
Internet Availability. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual
Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the
Annual Meeting.
For additional related information, please refer to the disclosure beginning on page 78 in the enclosed proxy statement. The proxy statement and 2025 annual report to shareholders and any other proxy materials are available at https://www.proxyvote.com. The proxy statement and form of proxy are being first made available to shareholders on April 2, 2026.
Your vote is very important. Whether or not you plan to attend the Annual Meeting online, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described to the right on this page. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions, except the ratification of the appointment of the independent auditor (Proposal 3). Voting your shares will help to ensure that your interests are represented at the meeting. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual
Meeting and vote online at https://www.virtualshareholdermeeting.com/FLS2026.
By order of the Board of Directors,
Susan C. Hudson
Senior Vice President, Chief Legal Officer and Corporate Secretary

YOU CAN VOTE BEFORE THE MEETING BY THE FOLLOWING METHODS:

INTERNET www.proxyvote.com before May 14, 2026*

BY TELEPHONE (1-800-690-6903) before May 14, 2026*

BY MAIL Complete, sign and return your proxy or voting instruction card so that it is received before May 14, 2026*

*Dates presented are for
shareholders that hold shares
in their own name as a holder
of record. For the shares you
hold in the Flowserve
Corporation Retirement
Savings Plan, your votes must
be cast before May 12, 2026.
Please refer to the enclosed
proxy materials or the
information forwarded by
your bank, broker or other
holder of record to confirm
which voting methods are
available to you.

4	2026 PROXY STATEMENT
PROXY SUMMARY
This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find additional information in the proxy statement.
Board Nominees (Page 13)

JOHN L. GARRISON Independent Chairman Age: 65 Director since 2018 Committees:* Other Public Company Boards: 1	R. SCOTT ROWE President & CEO, Flowserve Age: 55 Director since 2017 Committees: None Other Public Company Boards: 1	SUJEET CHAND Independent Age: 68 Director since 2019 Committees: ● Other Public Company Boards: 2

RUBY R. CHANDY Independent Age: 64 Director since 2017 Committees: ●● Other Public Company Boards: 2	CHERYL H. JOHNSON Independent Age: 65 Director since 2023 Committees: ●● Other Public Company Boards: None	MICHAEL C. MCMURRAY Independent Age: 61 Director since 2018 Committees: ● Other Public Company Boards: 1

THOMAS B. OKRAY Independent Age: 63 Director since 2023 Committees: ● Other Public Company Boards: 1	BRIAN D. SAVOY Independent Age: 50 Director since 2026 Committees: ●● Other Public Company Boards: None	ROSS B. SHUSTER Independent Age: 60 Director since 2025 Committees: ●● Other Public Company Boards: None
*As Chairman of the Board, Mr. Garrison rotates between committee meetings and serves as an alternate committee member for all committees as needed.
*Mr. Savoy was appointed to the Board on March 16, 2026.

	Chair	●	Technology, Innovation and Risk Committee	●	Corporate Governance and Nominating Committee
●	Audit Committee	●	Organization and Compensation Committee		Veteran Status

2026 PROXY STATEMENT	5
PROXY SUMMARY
Executive Officers
Executive Officers (Page 27)

Name and Position	Age	Since	Previous Position

R. Scott Rowe President, Chief Executive Officer ("CEO"), and Director	55	April 2017	President — Cameron Group, Schlumberger Ltd.

Brian Boukalik Senior Vice President, Chief Human Resources Officer ("CHRO")	50	May 2024	Executive Vice President and Chief Human Resources Officer, Tenneco

Alice M. DeBiasio President, Flow Control Division	42	October 2025	Vice President, General Manager, Carrier Corporation

Susan C. Hudson Senior Vice President, Chief Legal Officer ("CLO") and Corporate Secretary	49	May 2022	Flowserve Vice President and Chief Compliance Officer

Matthew Klopfer President, Flowserve Pumps Division	47	April 2026(1)	Flowserve Vice President, Strategic Business Management

Amy B. Schwetz Senior Vice President, Chief Financial Officer ("CFO")	51	February 2020	EVP and Chief Financial Officer, Peabody

Scott K. Vopni Vice President, Chief Accounting Officer ("CAO")	57	6/1/2020(2)	SVP — Finance, Chief Accounting Officer, Dean Foods Co.

Lamar L. Duhon Former President, Flowserve Pumps Division	55	February 2023(3)	Flowserve President, Aftermarket Services & Solutions

(1)Mr. Klopfer was appointed President, Flowserve Pumps Division and will assume the position effective April 11, 2026.
(2)Mr. Vopni will retire effective June 30, 2026.
(3)Mr. Duhon will step down from his role effective April 10, 2026, at which time his employment with the Company will end.

6	2026 PROXY STATEMENT
PROXY SUMMARY
Executive Compensation Highlights
Executive Compensation Highlights (Page 30)
Compensation Philosophy and Principles

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance as well as our Purpose, Values and Behaviors

REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy

PROVIDE COMPETITIVE AND MARKET-BASED COMPENSATION	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median

ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking

ALIGN PAY WITH SHAREHOLDERS	Ensure a majority of total compensation is tied to performance and/or stock price and thus, is aligned with shareholder interests

Pay for Performance Alignment
Our annual incentive program paid out above target in 2025. The 2025 payout aligned with our robust shareholder return for the year and was driven by strong execution of the Flowserve Business System and above-target adjusted operating income.
PAYOUT FOR 2025 ANNUAL INCENTIVE PLAN AWARD

Adjusted Operating Income(1) 50% Weighting	Customer Bookings(2) 30% Weighting	Adjusted PWC as % of Sales(1)(3) 20% Weighting
200%
Payout
$701M
$610M
to
$640M
27.5%
$5,098M
19%
Payout
0%
Payout
$4,713M
28.8%
(1)For more information on these performance metrics and how they are calculated, see “2025 Executive Compensation Decisions – Annual
Incentive Plan” beginning on page 39.
(2)Customer bookings is calculated as the weighted average of the payout for the customer bookings for our divisions and is not a sum of the attained performance of the divisions.
(3)Adjusted Primary Working Capital (“PWC”) as a % of Sales incentivizes efficiency. Lower percentage values indicate higher levels of performance, reflecting an inverse relationship. The Corporate threshold was 28.0%. Actual performance of 28.8% resulted in no payout.

2026 PROXY STATEMENT	7
PROXY SUMMARY
Executive Compensation Highlights
Following below target payouts for three performance cycles, 2023 PSUs were earned at 214.8% of target due to the Company’s disciplined approach to capital allocation and robust shareholder return for the performance period.
PAYOUTS FOR 2023 PERFORMANCE STOCK UNIT AWARD
2023 - 2025 PSUs Grant Payout

Consolidated Flowserve Performance Metrics	Weighting	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Attainment	Payout
ROIC(1) 2023		7.5%	9.0%	10.5%	140.0%	200.0%
2024	50%	11.0%	12.6%	13.9%	120.6%	200.0%
2025		13.7%	16-17%	19.7%	115.8%	177.6%
3-Year Average ROIC Payout %						192.5%
		Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout
Free Cash Flow as a % of Adjusted Net Income(1) 2023		60.0%	75.0%	90.0%	144.1%	200.0%
2024	50%	75.0%	85.0%	100.0%	116.0%	190.8%
2025		80.0%	90-100%	110.0%	110.7%	152.2%
3-Year Average Free Cash Flow Payout %						181.0%
Total Payout % (Sum of Weighted Payouts to Each Metric) Payout includes +15% adjustment based on Flowserve’s 3-year rTSR, which ranked at the 90th percentile of the 2023 performance peer group						214.8%
12.6%
15.2%
19.1%
108.1%
98.6%
105.2%
(1)For more information on these performance metrics and how they are calculated, see “2025 Executive Compensation Decisions –
2025 Performance Stock Unit (“PSU”) Grant” beginning on page 44.

8	2026 PROXY STATEMENT
PROXY SUMMARY
Executive Compensation Highlights
2025 Executive Total Compensation Mix
The majority of the total target compensation provided to our Named Executive Officers is “at risk” and aligned with our compensation philosophy and principals to drive shareholder value creation.
CEO Target Compensation Mix
Other NEO Average Target Compensation Mix
At Risk*
At Risk*
*At risk variable compensation is comprised of the target value of annual cash incentive and stock-based awards, as their value is tied to our performance results against our financial and operational targets, our stock price, or both.

2026 PROXY STATEMENT	9
PROXY SUMMARY
Engagement with Shareholders
Engagement with Shareholders
Flowserve regularly engages with current and potential shareholders to better understand their views of the Company’s strategy, performance, and results. We review the results of the annual advisory vote on executive compensation in making determinations about the structure of Flowserve’s pay program, and whether any changes to the program should be considered.

CONTACT
Reaching out to shareholders and having year-round conversation
LISTEN
Obtaining feedback from shareholders, discussing and evaluating internally
RESPOND
Adopting and revising policies as appropriate

In the fall of 2025, we proactively reached out to our top 25 shareholders, representing approximately 63% of our common shares outstanding to offer them the opportunity to discuss our corporate governance practices with members of management and to solicit feedback from our shareholders on these topics. The feedback we received was positive and has been and continues to be carefully considered by management and the Board as we further develop our compensation practices.
Flowserve, including our CEO and CFO, participated in investor conferences, in-person meetings and video conference calls in 2025. This combination of meeting venues furthered our active engagement with Flowserve shareholders. We value the views and perspectives that our shareholders and the financial community provide during these interactions, and we formally communicate the information and feedback that we obtain to the Board and its Committees on a regular basis.
We anticipate in 2026 that we will continue to have both in-person and virtual opportunities to continue our shareholder outreach, which management and the Board find extremely valuable.

10	2026 PROXY STATEMENT

2026 PROXY STATEMENT	11
Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,”
“intent,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “project,” “predict,”
“seek,” “confident” and “commit” or similar expressions. In particular, statements regarding our financial position, plans, strategies, objectives, prospects and expectations regarding our business, future operations, industry and market conditions are forward-looking statements. They reflect our current expectations, are subject to materials risks, uncertainties and other factors, many of which are outside of our control, and are not guarantees of performance and we can give no assurance that they will prove to be correct or that any plan, initiative, projection, goal, commitment, or expectation can or will be achieved, and speak only as of the date of this proxy statement. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks and uncertainties, including those that are described in our 2025 Annual Report on Form 10-K and elsewhere in our filings with the Securities and Exchange
Commission, any of which could cause actual plans or results to differ materially from those included in any forward-
looking statements. If any of these considerations or risks materialize or intensify, our expectations (or underlying assumptions) may change and our performance may be adversely affected. Except as required by law, we undertake no obligation, and disclaim any duty, to publicly update or revise any forward-looking statement or disclose any facts, events or circumstances that after the date hereof that may affect the accuracy of any forward-looking statement, whether as a result of new information, future events, changes in our expectations or otherwise.
Standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals may be based on evolving protocols and assumptions which may change or be refined.
Website References
Throughout this proxy statement, we identify certain materials that are available in full on our website and refer the reader to additional information available on our website. The information contained on, implied by or available through our internet website, or any other website or document referenced herein, is not and shall not be deemed to be incorporated by reference in this proxy statement.

12	2026 PROXY STATEMENT
PROPOSAL ONE:
ELECTION OF DIRECTORS
The Company’s Board currently consists of eleven directors, each of whom will serve his or her entire term and until his or her respective successor has been elected and qualified. As previously announced, Mr. Siegel will not be standing for re-election at the Annual Meeting. In addition, Ms. Delly will be stepping down from the Board at the Annual Meeting after
18 years of dedicated service to the Board and the Company. The Board extends its sincere appreciation to Ms. Delly and
Mr. Siegel for their service and significant contributions during their time on the Board. The size of the Board will be reduced automatically to 9 directors effective as of the election of directors at the Annual Meeting.
The Board has nominated 9 directors to serve a one-year term until the 2027 annual meeting of shareholders or until their successors have been elected and qualified. All of the nominees listed below were previously elected by shareholders at the 2025 Annual Meeting. Biographical information for each nominee is provided below under the heading “Board of
Directors—Biographical Information—Nominees for Election at the 2026 Annual Meeting of Shareholders.”
Required Vote and Recommendation:
•Our By-Laws mandate that each director be elected under a majority voting standard in uncontested elections. A majority voting standard requires that each director receive more votes “for” his or her election than votes “against” to be elected.
•In an uncontested election, any incumbent nominee for director who does not receive an affirmative vote of a majority of the votes cast in favor of or against such nominee must promptly tender his or her resignation after such election.
The independent directors of the Board, after giving due consideration to the best interests of the Company and the shareholders, shall evaluate the relevant facts and circumstances, and shall make a decision, within 30 days after the election, on whether to accept the tendered resignation.
•Plurality voting will apply to contested elections.
The table below summarizes some of the key qualifications and areas of expertise that our Board considered when nominating these individuals.

	Rowe	Chand	Chandy	Garrison	Johnson	McMurray	Okray	Savoy	Shuster
Manufacturing / Operations	●	●	●	●	●	●	●	●	●
Industry / Product Knowledge	●	●		●			●		●
Multinational Operations	●	●	●	●	●	●	●	●	●
Financial / Accounting		●	●			●	●	●
Product Innovation / R&D		●	●	●			●		●
Energy / Alternative Energy Markets	●	●	●	●		●	●	●	●
Supply Chain	●	●	●	●		●	●	●	●
HR / Talent Development	●		●	●	●	●	●	●	●
Mergers & Acquisitions	●		●	●		●	●	●	●
Corporate Strategy / Governance	●	●	●	●	●	●	●	●	●

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/ Accounting	Product Innovation/R&D

Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

The Board recommends that you vote “FOR” the election of all nominees to serve as directors.

2026 PROXY STATEMENT	13
PROPOSAL ONE: ELECTION OF DIRECTORS
Board of Directors — Biographical Information
Board of Directors — Biographical Information
Nominees for Election at the 2026 Annual Meeting of Shareholders

John L. Garrison

Independent Chairman since:
May 2025
Director since:
Oct. 2018
Age: 65
Board Committees:
•N/A
Current Public Company
Directorships:
•Stanley Black & Decker, Inc.
Past Public Company
Directorships:
•Azurix Corporation
•Terex Corporation

Employment History
•Terex Corporation, a global manufacturer of materials processing machinery and aerial work
platforms | President, Chief Executive Officer and Chairman (2015 – retirement in 2024)
•Bell Helicopter, a segment of Textron, Inc., and an aerospace manufacturer | President and
Chief Executive Officer (2009 – 2015)
•United States Army | Captain (1982 – 1992)

Other Current Public Company Directorships
•Stanley Black & Decker, Inc., a global provider of hand tools, power tools, outdoor products and related accessories, and engineered fastening solutions | Director (2024 – Present)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Garrison is well qualified to serve as a director due to his extensive leadership in manufacturing and international operations, including his roles as President, Chief Executive Officer, and Chairman at Terex Corporation and President and Chief Executive Officer at Bell Helicopter.
Through these roles, Mr. Garrison has had experience leading large multinational industrial manufacturing companies, building strong teams and implementing effective financial strategies that enhance operational performance and support growth. Mr. Garrison’s expertise in operational efficiency, global business management, supply chain optimization, talent development, strategic transactions and organizational governance, all of which are directly relevant to the Board’s oversight and priorities, have provided unique insights as the Company progresses its Flowserve Business
System and other strategic initiatives.

R. Scott Rowe

Director since: Apr. 2017 Age: 55 Board Committees: •N/A Current Public Company Directorships: •Quanta Services, Inc. Past Public Company Directorships: •None
Employment History
•Flowserve Corporation | President, Chief Executive Officer (2017 – Present)
•Cameron Group of Schlumberger Ltd., an oilfield services co. | President (2016 – 2017)
•Cameron International Corporation, an oilfield services co. | President, Chief Executive Officer
(2015 – 2016)
•Cameron International Corporation | President, Chief Operating Officer (2014 – 2015)
•OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive
Officer (2014)
•Subsea Systems, a division of Cameron | President (2012 – 2014)
•Cameron International Corporation | President of the Engineered and Process Valves division
(2010 – 2012)
•United States Army | Captain (O3) (1993 – 1998)

Other Current Public Company Directorships
•Quanta Services Inc., a leading provider of specialty contracting services | Director (2022 – Present)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Rowe is well qualified to serve as a director due to his position as the Company’s
President and Chief Executive Officer, which enables him to provide the Board with intimate knowledge of the Company’s day-to-day operations.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/ Accounting	Product Innovation/R&D

Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

14	2026 PROXY STATEMENT
PROPOSAL ONE: ELECTION OF DIRECTORS
Board of Directors — Biographical Information

Sujeet Chand

Director since:
Dec. 2019
Age: 68
Board Committees:
•Audit
•Technology, Innovation &
Risk — Chair
Current Public Company
Directorships:
•Proto Labs, Inc.
•Veeco Instruments Inc.
Past Public Company
Directorships:
•None

Employment History
•Rockwell Automation, Inc., industrial automation manufacturer | Senior Vice President and
Chief Technology Officer (2005 – retirement in 2021)
•Rockwell Automation, Inc. | Other senior leadership roles (2001 – 2005)
•XAP Corporation, an education technology company | Chief Operating Officer (2000 – 2001)
•Rockwell Scientific Company, a subsidiary of Rockwell International | Head of research and
development (1988 – 2000)

Other Current Public Company Directorships
•Proto Labs, Inc., global digital manufacturer | Director (2017 – Present) •Veeco Instruments Inc., manufacturer of semiconductor process equipment | Director (2021 – Present)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Chand is well qualified to serve as a director due to his technology and innovation experience, including with respect to cybersecurity and information technology systems, as well as his electrical engineering background. Mr. Chand earned the CERT Certificate in Cybersecurity Oversight through the NACD Cyber-Risk Oversight Program, demonstrating a commitment to staying current with best practices in cyber risk management. Additionally, Mr. Chand’s deep expertise in product innovation, digital strategy, manufacturing, and multinational operations, developed through his multinational technology leadership experience at Rockwell Automation and XAP Corporation, provide informed oversight and strategic guidance in areas critical to the Board’s responsibilities, including
Flowserve’s RedRaven platform and overall cybersecurity program.

Ruby R. Chandy

Director since:
May 2017
Age: 64
Board Committees:
•Audit
•Corporate Governance
& Nominating
Current Public Company
Directorships:
•DuPont de Nemours, Inc.
•Thermo Fisher Scientific Inc.
Past Public Company
Directorships:
•IDEX Corporation
•AMETEK, Inc.

Employment History
•Pall Corporation, a leading supplier of filtration, separation, and purification technologies |
President of the Industrial Division (2012 – retirement in 2015)
•The Dow Chemical Company, a multinational chemical corporation | Managing Director, Vice
President of Dow Plastics Additives unit (2011 – 2012)

Other Current Public Company Directorships
•Thermo Fisher Scientific Inc., a multinational science and technology corporation | Director (2022 – Present) •DuPont de Nemours, Inc., a multinational chemical corporation | Director (2019 – Present)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Chandy is well qualified to serve as a director due to her executive management experience, marketing and strategy skills, and relevant experience in industrial companies, including her leadership as President of the Industrial Division at Pall Corporation and as Chief Marketing Officer
at the Dow Chemical Company and Rohn and Haas Corporation. Additionally, Ms. Chandy’s extensive engineering and management education, combined with her international business and financial experience, and enterprise risk oversight, provides a valuable perspective on the Company’s operations, product innovation, supply chain management and corporate governance. Ms. Chandy also brings significant board-level expertise gained through many years of service on public company boards.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/ Accounting	Product Innovation/R&D

Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

2026 PROXY STATEMENT	15
PROPOSAL ONE: ELECTION OF DIRECTORS
Board of Directors — Biographical Information

Cheryl H. Johnson

Director since: Oct. 2023 Age: 65 Board Committees: •Technology, Innovation & Risk •Organization & Compensation Current Public Company Directorships: •None Past Public Company Directorships: •None
Employment History
•Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas
engines, industrial turbines and diesel-electric locomotives | Chief Human Resources Officer
(2017 – retirement in 2025)
•Textron, an industrial manufacturer of specialized vehicles, turf care and fuel systems | Executive
Vice President, Human Resources (2012 – 2017)
•Bell Helicopter, a segment of Textron, Inc., and an aerospace manufacturer | Director, Talent
and Organization Development (2009 – 2012)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Ms. Johnson is well qualified to serve as a director due to her extensive experience in human resources, with a focus on international manufacturing and operations from her service with
Caterpillar Inc., Textron, and Bell Helicopter. Ms. Johnson’s broad talent development experience provides a valuable perspective into the Company’s human capital management program and long-term strategy.

Michael C. McMurray

Director since:
Oct. 2018
Age: 61
Board Committees:
•Technology, Innovation & Risk
•Organization & Compensation
— Chair
Current Public Company
Directorships:
•Archer-Daniels-Midland
Company
Past Public Company
Directorships:
•None

Employment History
•LyondellBasell, a global plastics, chemicals and refining company | Executive Vice President
and Chief Financial Officer (2019 – retirement in 2025)
•Owens Corning, a global manufacturer of insulation, roofing and fiberglass composites | Senior
Vice President and Chief Financial Officer (2012 – 2019)
•Owens Corning | Vice President and Finance Leader of Owens Corning’s Building Materials
Group (2011 – 2012)
•Owens Corning | Vice President, Investor Relations and Treasurer (2008 – 2011)
•Royal Dutch Shell | various leadership roles (1987 – 2008)

Other Current Public Company Directorships
•Archer-Daniels-Midland Company, a publicly traded global agribusiness and food-ingredient company (2026 – Present)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. McMurray is well qualified to serve as a director due to his extensive financial expertise and knowledge of the global industrial manufacturing industry, the Company’s end markets and the financial markets, which provides valuable insight into the strategic decisions to capitalize on the Company’s growth opportunities. Additionally, Mr. McMurray has valuable experience shaping and leading company strategy and financial performance and driving shareholder returns through multinational financial leadership positions at LyondellBasell and Owens Corning as Chief Financial
Officer, and through various leadership positions at Royal Dutch Shell. These experiences, combined with McMurray’s understanding of energy markets, talent development, and mergers and acquisitions, provide informed guidance on the Board’s oversight of complex, multinational operations and long-term strategic planning.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/ Accounting	Product Innovation/R&D

Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

16	2026 PROXY STATEMENT
PROPOSAL ONE: ELECTION OF DIRECTORS
Board of Directors — Biographical Information

Thomas B. Okray

Director since: Oct. 2023 Age: 63 Board Committees: •Audit — Chair •Corporate Governance & Nominating Current Public Company Directorships: •Monro, Inc. Past Public Company Directorships: •None
Employment History
•Nikola Corporation, a global zero-emissions transportation and energy supply and infrastructure
solutions company | Chief Financial Officer (2024 – 2025)(1). Nikola filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in February 2025.
•Eaton, a multinational intelligent power management technologies company | Executive Vice
President and Chief Financial Officer (2021 – 2024)
•W. W. Grainger, Inc., a worldwide industrial supply distributor | Senior Vice President and Chief
Financial Officer (2018 – 2021)
•Advance Auto Parts, an aftermarket automobile parts supplier | Executive Vice President and
Chief Financial Officer (2016 – 2018)

Other Current Public Company Directorships
•Monro, Inc., a national operator of retail tire and automotive repair stores | Director (Feb. 2024 – Present)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Okray is well qualified to serve as a director due to his strong financial expertise and background in international operations and manufacturing. Mr. Okray has gained valuable strategic and financial expertise through his various executive leadership roles in the manufacturing industry, including as Chief Financial Officer at Nikola Corporation, Eaton Corporation, W. W. Grainger,
Inc. and Advanced Auto Parts, Inc. Through these financial leadership positions, Mr. Okray is able to provide guidance and leadership on the Company’s finance and accounting function, corporate strategy, and global operations.

(1)Mr. Okray departed from his position as Chief Financial Officer of Nikola Corporation effective as of December 12, 2025.

Brian D. Savoy

Director since: March 2026 Age: 50 Board Committees: •Audit •Technology, Innovation & Risk Current Public Company Directorships: •None Past Public Company Directorships: •None
Employment History
•Duke Energy Corporation, an energy company | Executive Vice President and Chief Financial
Officer (2022 – present)
•Duke Energy Corporation | Executive Vice President and Chief Strategy and Commercial
Officer (2021 – 2022)
•Duke Energy Corporation | Senior Vice President, Chief Transformation & Administrative Officer
(2019 – 2021)
•Duke Energy Corporation | Senior Vice President, Business Transformation and Technology
(2016 – 2019)
•Duke Energy Corporation | Vice President, Controller and Chief Accounting Officer
(2013 – 2016)
•Duke Energy Corporation | Managing Director, Financial Planning & Analysis (2009 – 2013)
•Duke Energy Corporation | Vice President and other accounting roles (2001 – 2009)
•Deloitte & Touche LLP, a global accounting firm | Manager, Assurance & Advisory Services
(1997-2001)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Savoy is well qualified to serve as a director due to his extensive financial and strategic leadership experience and his deep knowledge of the power industry. Through his service as
Executive Vice President and Chief Financial Officer of Duke Energy Corporation, as well as his prior roles as Executive Vice President and Chief Strategy and Commercial Officer and Chief
Transformation and Administrative Officer, Mr. Savoy has developed strong capabilities in financial oversight, capital allocation, strategic planning, and enterprise‑wide transformation. His leadership experience in the power sector, including significant exposure to nuclear and other complex energy operations, provides valuable perspective as the Company continues to expand its presence in priority power and industrial end markets. In addition, Mr. Savoy’s service as a board member and audit committee chair of the Electric Power Research Institute further enhances the Board’s oversight with respect to financial discipline, governance, and long‑term value creation aligned with the Company’s strategic and financial objectives.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/ Accounting	Product Innovation/R&D

Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

2026 PROXY STATEMENT	17
PROPOSAL ONE: ELECTION OF DIRECTORS
Board of Directors — Biographical Information

Ross B. Shuster

Director since: May 2025 Age: 60 Board Committees: •Organization & Compensation •Corporate Governance & Nominating Current Public Company Directorships: •None Past Public Company Directorships: •None
Employment History
•Copeland, a global climate technologies company | Chief Executive Officer and Member of the
Board of Directors (2023 – Present)
•Howden, a leading global provider of mission critical air and gas handling products and services |
Chief Executive Officer & Member of the Board of Directors (2019 – 2023)
•United Technologies Corporation, a former multinational manufacturing conglomerate |
President, Global Business Unit – Climate Controls & Security (2015 – 2019)
•United Technologies Corporation, other regional management positions, including President,
Asia – UTC Building & Industrial Systems, President, Asia – UTC Climate, Controls & Security
and President, Asia – Carrier Air-Conditioning (2007 – 2015)
•Johnson Controls, a global diversified technology and industrial manufacturing company | Vice
President and other roles (1992 – 2007)

Specific Experience, Qualifications, Attributes and Skills Relevant to Flowserve

We believe that Mr. Shuster is well qualified to serve as a director due to his strong background in international operations and manufacturing, as well as his extensive executive leadership experience.
Through Mr. Shuster’s roles as Chief Executive Officer at Copeland and Howden, and his leadership roles at United Technologies and Johnson Controls, Mr. Shuster has strong capabilities in operational efficiency, multinational markets, strategic transactions, and organizational governance, providing a valuable perspective on the Company’s long-term objectives. Through these roles, Mr. Shuster also brings unique knowledge of the Company’s end markets and provides guidance related to the
Company’s growth in these markets.

Manufacturing/ Operations	Industry/Product Knowledge	Multinational Operations	Financial/ Accounting	Product Innovation/R&D

Energy/Alternative Energy Markets	Supply Chain	HR/Talent Development	Mergers & Acquisitions	Corporate Strategy/ Governance

18	2026 PROXY STATEMENT
THE BOARD AND COMMITTEES
Role of the Board; Corporate Governance Matters
The Board oversees the CEO and other senior management in the competent and ethical operation of the Company on a day-to-day basis and holds management accountable for serving the best interests of our shareholders. In its efforts to satisfy this responsibility, our Board has adopted Corporate Governance Guidelines (“Guidelines”). Our Guidelines, as
well as other corporate governance documents, such as the Company’s Code of Conduct for employees and directors and an additional Code of Ethics for directors, are available on the Company’s website at https://ir.ﬂowserve.com under the “Corporate Governance—Documents & Charters” caption. The table below highlights some of the Company’s investor friendly governance practices.

Director Elections	Board Operations	Shareholder Rights
✓Annual elections for full Board ✓Resignation policy if a majority vote is not received (in uncontested elections) ✓Director retirement age policy of 72	✓Stock ownership requirements for directors (5x annual cash retainer) ✓Independent board chair ✓Annual Board and Committee evaluations ✓Board committees composed of 100% independent directors	✓Right to call a special meeting ✓Right to act by written consent ✓Proxy access right ✓No poison pill ✓Annual “Say on Pay” vote ✓No supermajority voting requirements

The Board, through the CG&N Committee, regularly reviews developments in corporate governance and best practices and modifies the Guidelines, committee charters and key practices as necessary or appropriate. For example, we recently revised committee responsibilities to transfer the finance-related duties of the Technology, Risk and Finance Committee to the Audit Committee to allow the Technology, Risk and Finance Committee to focus more directly on technology- and risk-related matters. As a result, the Technology, Risk and Finance Committee has been renamed the Technology,
Innovation and Risk Committee.
The Board also oversees management in the development and execution of the Company’s long-term strategy. The
Board dedicates one full meeting per year solely to our long-term strategy, in which the Board receives updates from management and discusses the progress made, challenges encountered and future plans to continue implementing our strategic priorities. At each quarterly meeting of the Board, management also provides additional updates on our strategic priorities based on particular focus areas, including our business platforms, culture and organizational health, regulatory and legal risk, operations, and climate change and sustainability.
Our approximately 16,000 associates around the globe are a critical component of our ability to execute on our strategy.
Accordingly, the Board continually monitors and assesses our human capital management, principally in the areas of workplace health and safety, employee engagement, compensation and benefits and training, development and ethics.
Each year, our associates complete an annual ethics training on our Code of Conduct and participate in “Integrity and
Compliance Day” and “Safety Day” to help further emphasize the ongoing training that our associates receive. We also conduct annual employee engagement surveys to solicit feedback and input directly from our associates and, based on the results of our surveys, management and the Board work together to create additional action plans as appropriate.
Insider Trading Policy
The Company has adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of its securities by its directors, officers, employees, contractors, consultants and certain entities, as well as by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards applicable to the Company. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Political Activities Policy
The Company has adopted a political activities policy (the “Political Activities Policy”), which prohibits the Company from using corporate funds or assets to make direct or indirect political contributions (as described in the policy), except with respect to dues paid to trade associations and other tax-exempt organizations who may use such dues for political activity purposes. In addition, no Company director, officer or employee is permitted to make political contributions on behalf of or for the Company. The Political Activities Policy also requires the Company to annually disclose the portion of payments to any such national U.S.-based trade organization that the organization reports as being used for political activity purposes where the Company’s total annual payments to the organization are $100,000 or greater. In 2025, the Company did not pay dues of $100,000 or greater to any such organization that were used for political activity purposes and the Company is in compliance with the Political Activities Policy.

2026 PROXY STATEMENT	19
    THE BOARD AND COMMITTEES
Board Operations
Board Operations
Board Leadership Structure
We have separated the positions of Chairman of the Board and CEO and have had an independent Board Chairman since 2005. John L. Garrison currently serves as our independent Chairman. He presides over the meetings of the Board, including executive sessions of the Board where only non-employee directors are present. Among the wide range of other duties as Chairman of the Board, he reviews and approves the agendas for Board meetings, presides over meetings and executive sessions of the Board of Directors, briefs the CEO on issues and concerns arising in the executive sessions of the Board, facilitates communication between the independent directors and management, coordinates periodic Board input and review of management’s strategic plan for the Community, leads the Board’s review of the succession plan for the CEO and other key executives, represents the Board in communications with shareholders and other stakeholders of the Company and provides input on the design of the Board. He also serves as an alternate member for all Board committees, and strives to attend as many committee meetings as possible. The Board appointed Mr. Garrison to serve as Chairman of the Board following the 2025 Annual Meeting, further enhancing the Board’s independent oversight.
Mr. Garrison has been determined to be independent. More information about the duties of our Non-Executive Chairman can be found on the investor relations portion of our website at https://ir.ﬂowserve.com under the heading “Corporate
Governance—Documents & Charters—Role and Responsibilities of Non-Executive Chairman of the Board.”
We believe that having an independent Chairman separate from the CEO is appropriate for the Company at this time because it places an independent director in a position of leadership on the Board and allows the Chairman to focus on oversight of corporate governance matters, while enabling our CEO to focus on leading the Company and managing the business on a day-to-day basis. We believe at this time this independent leadership and the independent Chairman’s robust set of responsibilities, including authority to call meetings of the non-employee directors, best adds value to our shareholders by facilitating a more efficient exercise of the Board’s fiduciary duties and enabling the Board to effectively oversee our businesses, risks, opportunities and affairs in the best interests of our shareholders.
We also believe the independent Chairman further enhances independent Board oversight by being responsible for establishing the Board’s annual schedule and collaborating with the CEO on the agendas for all Board meetings. The separation of Chairman and CEO also enhances the ability of the independent Chairman to provide support and advice to the CEO, reinforcing the reporting relationship and accountability of the CEO to the Board. In addition, each of the independent members of the Board actively engages in overseeing management including by actively participating in each Board and Committee meeting held throughout the year.
Risk Oversight
The Board and its Committees oversee risk by carefully evaluating management’s reports and engaging directly with management on matters of particular interest and importance to the Board. The Board and its Committees oversee senior management’s policies and procedures in assessing and addressing risk areas that fall within the scope of the Board’s and the Committees’ respective areas of oversight responsibility, as further detailed in the Board Committees section below. The Board and management frequently discuss the long-term strategy of the Company. Each Committee regularly updates the full Board on its activities in overseeing risk management.
Meeting Attendance
Board Meetings
There were eleven meetings of the Board during the year ended December 31, 2025. Executive sessions of non-employee directors are normally held at each regular Board meeting and are presided over by our independent
Chairman of the Board, or, in the Chairman’s absence, by the Chairman of the CG&N Committee. During the year ended
December 31, 2025, each Director nominee attended at least 82% of the total number of meetings of the Board and at least 75% of the total number of meetings of the Board committees on which he or she served while he or she has been a director or committee member.
Shareholder Meetings
Board members are expected to attend the Company’s Annual Meetings of shareholders. All of the ten directors then-serving attended the Company’s 2025 Annual Meeting.

20	2026 PROXY STATEMENT
THE BOARD AND COMMITTEES
Board Composition
Communicating with the Board
Shareholders and other interested parties may communicate with the Board or the independent directors as a group directly by writing to: Non-Executive Chairman of the Board, c/o Flowserve’s Corporate Secretary, Flowserve Corporation,
5215 N. O’Connor Blvd., Suite 700, Irving, Texas 75039. These communications are reviewed by the Corporate Secretary to determine whether they are appropriate for presentation to the Board or such director. All relevant communications are then delivered to our Chairman.
Board Composition
What We Look for in Directors
The identification and evaluation of director candidates begins with the Guidelines, which establish the criteria for Board membership. As a starting point under the Guidelines, all prospective Board members must, for example, adhere to the highest standards of integrity and ethics, exercise diligent and constructive oversight of the Company’s business, risk profile and strategy, demonstrate relevant and successful career experience, display a global business perspective, and possess the time to responsibly perform all director duties and effectively represent the interests of the shareholders. In addition, we believe that Board members should have varied professional expertise in areas relevant to the Company, for the purposes of promoting a robust mix of backgrounds among the Board. In this regard, our director nominees bring a wide array of qualifications, skills and attributes to our Board that support its oversight role on behalf of the shareholders.
The table on page 12 summarizes some of the key qualifications and areas of experience that we currently consider to be important for our director candidates.
The Board also periodically reviews the tenure of each Board member, at least on an annual basis. We strive to maintain an appropriate balance of age and tenure on the Board with a mix of directors who have a long and deep understanding of our business and directors who bring new and fresh skills, perspectives and experience to the Board. In line with this philosophy, since 2022 we have added four new directors to our Board.
Director Recruitment Process
The CG&N Committee considers various potential director candidates who may come to the attention of the CG&N
Committee through current Board members, professional search firms, shareholders or other persons. The CG&N
Committee generally retains a national executive-recruiting firm to research, screen and contact potential candidates regarding their interest in serving on the Board, although the CG&N Committee may also use less formal recruiting methods. All identified candidates, including shareholder-recommended candidates, are evaluated by the CG&N
Committee using the same methods and criteria, although those methods and criteria may vary from time to time depending on the CG&N Committee’s assessment of the Company’s needs and current situation. The CG&N
Committee’s selection of candidates is based on a consideration of the business experience and other criteria discussed above, in the context of the Board’s composition as a whole.
Director Evaluation Process
We believe that a robust Board evaluation and feedback process helps to promote the effectiveness of our Board and
Committees and encourages our Board members, individually and collectively, to continually improve in their roles and responsibilities. Our Board evaluation process is led by an independent member of the Board, the Chair of the CG&N
Committee, who engages independent external advisors each year to assist in compiling the results of the evaluations submitted by the members of the Board and to provide additional perspective on effectively responding to the evaluations and feedback received.
Our annual evaluation process typically begins with a self-assessment in which each independent member of the Board provides a performance rating for a series of questions in several key categories, including the structure, process and resources of the Board, effectiveness of the Committees of the Board, and management of the Company. The self-
evaluation concludes with several open-ended questions in order to encourage directors to freely discuss their own performance, priorities for the upcoming year, and any other comments that the director deems important.
The independent directors also complete a peer evaluation of the other independent directors every two to three years
(other than the Chairman, who is evaluated separately), which solicits feedback on how each director adds value to the
Board and its Committees, what each director could do to increase effectiveness, and any other commentary that is deemed pertinent.

2026 PROXY STATEMENT	21
THE BOARD AND COMMITTEES
Board Composition
The independent directors also complete a Chairman evaluation to provide feedback on the performance and contributions of the Chairman of the Board every year. The Chairman evaluation asks independent directors to rate the
Chairman’s performance in key areas and provides an opportunity to provide open feedback on the performance of the
Chairman of the Board.
The independent directors also complete an evaluation of our Chief Executive Officer’s performance every year. While our
Chief Executive Officer is a member of the Board, his evaluation is focused on his performance as a member of management and not as a member of the Board. These evaluations are utilized in assessing the CEO’s performance and setting his compensation on a yearly basis.
Once the evaluations were complete for 2025, the results were compiled by an independent external advisor, anonymized, and provided to the CG&N Chair, who then discussed the results of the process with the CG&N Committee, and the full Board, at their February meeting and were considered by the CG&N Committee and the Board when setting
CEO compensation and engaging in director development, strategy, and governance.
Director Independence
The Guidelines provide that all members of the Board (other than our CEO) should be independent under applicable law and the New York Stock Exchange (“NYSE”) listing standards, as well as under the independence standards further established by the Board within the Guidelines. Upon the recommendation of the CG&N Committee, the Board makes an affirmative determination regarding the independence of each director annually after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations, the NYSE listing standards and the categorical independence standards set forth in the Guidelines, which are consistent with the NYSE listing standards. In doing so, the Board considers relationships involving directors and their immediate family members and relies on information derived from the Company’s records, questionnaires, and other inquiries. In addition to meeting the NYSE standards of independence and the categorical standards set forth in the Guidelines, a director qualifies as “independent”
under the Guidelines only if the Board affirmatively determines that the director has no direct or indirect material relationship (whether commercial, industrial, banking, consulting, accounting, legal, charitable or familial, excluding their present directorship) with the Company or any of its consolidated subsidiaries, either director, or as a partner, shareholder or officer of an organization that has a relationship with the Company.
Based on its review, the Board has determined that each of John L. Garrison, Sujeet Chand, Ruby R. Chandy,
Gayla J. Delly, Cheryl H. Johnson, Michael C. McMurray, Thomas B. Okray, Brian D. Savoy, Ross B. Shuster, and
Kenneth I. Siegel (all of our current directors other than R. Scott Rowe, who is not independent because of his employment as the Company’s President and Chief Executive Officer) meet the independence standards set forth in the
NYSE listing standards and the categorical standards set forth in the Guidelines. In addition, the Board previously determined that each of Carlyn R. Taylor, who served as a director until February 6, 2025, and David E. Roberts, who served as a director until our 2025 Annual Meeting, met the independence standards set forth in the NYSE listing standards and the categorical standards set forth in the Guidelines during the time they served on the Board.
Our independence standards are included in the Guidelines, which are available on the Company’s website at
https://ir.ﬂowserve.com under the “Corporate Governance—Documents & Charters” caption.
How Shareholders Can Recommend a Candidate
A shareholder desiring to recommend a candidate for election to the Board should submit a written notice that includes the information required by the Company’s By-Laws, including the candidate’s name and qualifications, to our Corporate
Secretary, who will refer the recommendation to the CG&N Committee. The CG&N Committee may require any shareholder-recommended candidate to furnish such other information as may reasonably be required to determine the eligibility of such recommended candidate or to assist in evaluating the recommended candidate, including a Director and
Officer Questionnaire.
Under the proxy access provisions of our By-Laws, eligible shareholders and/or shareholder groups also are permitted to include shareholder-nominated director candidates in our proxy materials. Additional details about the requirements for including shareholder-nominated director candidates in our proxy materials are set forth under “General Voting and
Meeting Information—Shareholder Proposals and Nominations” below.

22	2026 PROXY STATEMENT
THE BOARD AND COMMITTEES
Board Committees
Board Committees
The Board maintains an Audit Committee, a Technology, Innovation and Risk Committee (“TI&R Committee”), a Corporate
Governance and Nominating Committee ("CG&N Committee"), and an Organization and Compensation Committee
(“O&C Committee”). Only independent directors are eligible to serve on Board committees. Each committee has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities and is governed by a written charter, which is available on the investor relations portion of the Company’s website at
https://ir.ﬂowserve.com under the “Corporate Governance—Documents & Charters” caption.

Audit Committee	Primary Oversight Responsibilities

Committee Chair: Thomas B. Okray(1) Members: Sujeet Chand(1) Ruby R. Chandy Brian D. Savoy(1)(2) Kenneth I. Siegel(1)(3) 7 Meetings in 2025
•Oversee financial reporting process, including the integrity of Company financial statements and compliance with legal and regulatory requirements
•Oversee financial performance and reporting, the Company’s independent auditor and internal audit function, and regulatory activities
•Oversee the Company’s integrity and compliance program
•Review and discuss the process of Board and Board committees oversight of senior management’s risk management responsibilities
•Advise the Board on all corporate financing and related treasury matters including financial plans, liquidity, credit, key financial risks, treasury risk, and related matters
•Appoint independent auditor
•Prepares Audit Committee report for this proxy statement

The Board has determined that all members of the Audit Committee meet the applicable independence standards under the U.S Securities and
Exchange Commission (the “SEC”) rules and NYSE listing standards, and that all members are financially literate within the meaning of the
NYSE listing standards.
(1)The Board has determined that each of Mr. Okray, Mr. Chand, Mr. Savoy and Mr. Siegel qualify as an audit committee financial expert under the SEC rules.
(2)Mr. Savoy joined the Audit Committee effective March 16, 2026.
(3)Effective as of the Annual Meeting, Mr. Siegel will cease to serve on the Board, including on the Audit Committee.

Technology, Innovation & Risk Committee	Primary Oversight Responsibilities

Committee Chair(1): Sujeet Chand Members(2): Michael C. McMurray Cheryl H. Johnson(3) Brian D. Savoy(4) Kenneth I. Siegel(5) 4 Meetings in 2025
•Oversee the Company’s technology, innovation and intellectual property strategy, goals and priorities
•Review the Company’s enterprise risk management, including emerging risks
•Oversight of ESG program, including key related policies, activities and opportunities
•Review effectiveness of the Company’s IT infrastructure and cybersecurity programs and its practices for identifying and mitigating technology risks with the Chief
Information Officer
•Review and evaluate the Company’s artificial intelligence program, including with respect to goals and priorities, system investments, governance and related planning and decision-making policies and procedures

The Board has determined that all members of the TI&R Committee meet the independence standards under the NYSE listing standards. This committee was renamed from the Technology, Risk & Finance Committee to the Technology, Innovation & Risk Committee effective
February 11, 2026.
(1)Mr. Chand was appointed as the Chair of the TI&R Committee effective as of May 16, 2025.
(2)Subject to, and effective upon, re-election at the Annual Meeting, Mr. Shuster will join the TI&R Committee.
(3)Subject to, and effective upon, re-election at the Annual Meeting, Ms. Johnson will cease to serve on the TI&R Committee.
(4)Mr. Savoy joined the TI&R Committee effective March 16, 2026.
(5)Effective as of the Annual Meeting, Mr. Siegel will cease to serve on the Board, including the TI&R Committee.

2026 PROXY STATEMENT	23
THE BOARD AND COMMITTEES
Board Committees

Corporate Governance & Nominating Committee	Primary Oversight Responsibilities

Committee Chair: Gayla J. Delly(1) Members(2): Ruby R. Chandy Thomas B. Okray Ross B. Shuster(3) 5 Meetings in 2025
•Recommend to the Board nominees for Chairman of the Board, President and Chief
Executive Officer
•Determine Board organization
•Review director compensation recommendations for consideration by the Board
•Review and recommend director nominees
•Manage risks associated with Board independence and potential conflicts of interest
•Establish corporate governance principles and procedures, including overseeing the
Company’s Code of Conduct
•Prepare effective CEO and Board succession planning
•Evaluate CEO performance
•Oversee Board and committee self-assessment process

The Board has determined that all members of the CG&N Committee meet the independence standards under the NYSE listing standards.
(1)Subject to, and effective upon, re-election at the Annual Meeting, Ms. Johnson will join and become the Chair of the CG&N Committee.
(2)Mr. Garrison served on the CG&N Committee until May 16, 2025.
(3)Mr. Shuster joined the CG&N Committee effective May 16, 2025. Subject to, and effective upon, re-election at the Annual Meeting,
Mr. Shuster will cease to serve on the CG&N Committee.

Organization & Compensation Committee	Primary Oversight Responsibilities

Committee Chair(1): Michael C. McMurray Members: Gayla J. Delly Cheryl H. Johnson Ross B. Shuster(2) 4 Meetings in 2025
•Set compensation philosophy
•Oversee risk management related to executive compensation plans and succession planning
•Prepare the Compensation Committee Report included in this proxy statement
•Approve executive officer compensation including incentives and other benefits
•Retain and evaluate the advice of the independent compensation consultant,
F.W. Cook, in adherence to the philosophies and principles stated under “Executive
Compensation—Compensation Discussion and Analysis”
•Review the Company’s processes to recruit, retain, and develop senior management, including its executive personnel appraisal, development, and selection processes

The Board has determined that all members of the O&C Committee meet the applicable independence standards under the SEC rules and
NYSE listing standards.
(1)Effective May 16, 2025, Mr. Garrison ceased to serve on the O&C Committee and Mr. McMurray was appointed the Chair of the
O&C Committee.
(2)Mr. Shuster joined the O&C Committee effective May 16, 2025.

24	2026 PROXY STATEMENT
THE BOARD AND COMMITTEES
Oversight of the Executive Compensation Program
Oversight of the Executive Compensation Program
Our executive compensation program is administered by the O&C Committee. Consistent with the NYSE corporate governance listing standards, the O&C Committee is composed entirely of independent, non-employee members of the
Board. In addition, the Non-Executive Chairman of the Board generally attends the meetings of the O&C Committee.
As reflected in its charter, the O&C Committee has overall responsibility for setting the compensation for our CEO, which is approved by the full Board, and for approving the compensation of our other executive officers, including the other
Named Executive Officers. The O&C Committee is also charged with the development and retention of management.
The O&C Committee is responsible for reviewing the management succession plan and for recommending changes in director compensation to the CG&N Committee and to the Board. On matters pertaining to director compensation, the
O&C Committee also receives data and advice from F.W. Cook, its independent compensation consultant. The O&C
Committee periodically reviews the organizational design, management development plans and managerial capabilities of the Company. The O&C Committee also prepares and issues the Organization and Compensation Committee Report included in this proxy statement.
The O&C Committee’s process of reviewing the executive compensation program and setting compensation levels for our
Named Executive Officers involves several components. During the first quarter of each year, the O&C Committee reviews each Named Executive Officer’s total compensation. The O&C Committee members also meet regularly with the
Named Executive Officers at various times during the year, both formally within Board meetings and informally outside of
Board meetings, which allows the O&C Committee to assess directly each Named Executive Officer’s performance. The
O&C Committee also solicits input from all non-employee members of the Board as to the CEO’s performance during the year.
The O&C Committee generally considers the results of the CG&N Committee’s process for reviewing the CEO’s performance with all independent Board members. The CG&N Committee’s process includes the independent Board members individually and collectively presenting their assessment of the CEO’s performance, as well as the CEO presenting his self-assessment of his performance. The O&C Committee uses these results when determining the CEO’s recommended compensation, which is subject to the independent Board members’ approval.
In addition, the CEO annually presents an evaluation of each other Named Executive Officer’s performance to the O&C
Committee, which includes a review of each officer’s contributions over the past year, and the officer’s strengths, weaknesses, development plans and succession potential. The CEO also presents compensation recommendations for each other Named Executive Officer for the O&C Committee’s consideration. Following this presentation and a benchmarking review for pay, the O&C Committee makes its own assessments and formulates compensation amounts for each Named Executive Officer with respect to each of the elements in the Company’s executive compensation program as described below.
Independent Compensation Consultant
The O&C Committee has the authority to retain outside advisors as it deems appropriate. The O&C Committee has engaged F.W. Cook as its independent compensation consultant to provide advice and information. F.W. Cook attends all regularly scheduled O&C Committee meetings and has assisted and advised the O&C Committee on all aspects of our executive and director compensation programs. The services F.W. Cook provides include:
•providing and analyzing competitive market compensation data;
•analyzing the effectiveness of executive compensation programs and making recommendations, as appropriate;
•analyzing the appropriateness of the performance peer group (“PPG”) and compensation peer group (“CPG”); and
•evaluating how well our compensation programs adhere to the philosophies and principles stated below under
“Compensation Discussion & Analysis—Our Guiding Principles.”
F.W. Cook provides no other services to the Company.

2026 PROXY STATEMENT	25
THE BOARD AND COMMITTEES
Director Compensation
Director Compensation
2025 Director Compensation Program
Program Overview
Our director compensation program is established by the Board after review of data prepared by the O&C Committee’s independent compensation consultant regarding competitive director compensation levels for peer companies and the
Company’s CPG, which is discussed under “Compensation Discussion & Analysis—Competitive Positioning and Our
Compensation Peer Group (“CPG”)—Our 2025 Compensation Peer Group.” In 2025, our non-employee director compensation program consisted of the following, which was unchanged from 2024:

Component	Annual Amounts ($)	Form of Payment
Retainer	$90,000	Cash
Non-Executive Chairman retainer	$150,000	Cash
Committee service fee (per committee)	$7,500	Cash
Committee Chairman fee
Audit Committee	$20,000	Cash
O&C Committee	$15,000	Cash
TR&F Committee	$10,000	Cash
CG&N Committee	$10,000	Cash
Equity grant target value	$160,000	Restricted Shares
Additionally, non-employee directors are also eligible to receive special additional compensation when performing certain special services. The Board has set a compensatory rate of $3,500 per day for such services, though no compensation was paid for this purpose in 2025.
Compensation Deferral
Directors may elect to defer all or a portion of their annual cash and equity compensation. The annual cash compensation may be deferred in the form of cash or in phantom shares, which reflect an equivalent value of Company common stock.
Compensation deferred in the form of cash accrues interest at rates that do not exceed market rates or constitute preferential earnings. If a director elects to defer cash compensation in the form of phantom shares, the director receives a 15% premium on the amount deferred. Phantom shares also accumulate dividend equivalents that settle at the same time as the underlying phantom shares.
Equity Compensation
The equity portion of non-employee director compensation is granted on the date of the annual meeting of shareholders in the form of restricted stock. The restricted shares have voting rights, entitle the holder to dividends, and fully vest after the earliest of one year from the date of grant, the termination of the director’s service due to death or disability, or a change in control. New non-employee directors receive a pro-rated grant of restricted stock at the time they join the Board. The pro-rated grant of restricted shares fully vests after the earliest of one year from the most recent date of grant to the other incumbent non-employee directors, the termination of the director’s service due to death or disability, or a change in control.
Stock Ownership Guidelines
Under our stock ownership guidelines, all non-employee directors must own shares of Company common stock with a value of at least five times his or her annual cash retainer (currently
$450,000) by his or her fifth anniversary of Board service. If the stock ownership requirement is not met, the director will receive all future Board compensation in the form of Company common stock until the requirement is satisfied. For 2025, all non-employee directors met their stock ownership requirements or were within the five-year period to accumulate required holdings.

5x Annual Cash Retainer

26	2026 PROXY STATEMENT
THE BOARD AND COMMITTEES
Director Compensation
The following table sets forth our non-employee director compensation for 2025. Mr. Rowe did not receive any compensation for his service as a director. His compensation is set forth below under “Executive Compensation—
Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)	Total ($)
Sujeet Chand	$111,263		$159,970	$271,233
Ruby R. Chandy	$108,150	(3)	$159,970	$268,120
Gayla J. Delly	$115,000		$159,970	$274,970
John L. Garrison	$219,902	(3)	$159,970	$379,872
Cheryl H. Johnson	$120,750	(3)	$159,970	$280,720
Michael C. McMurray	$118,132		$159,970	$278,102
Thomas B. Okray	$125,000		$159,970	$284,970
David E. Roberts	$127,500		$159,970	$287,470
Kenneth I. Siegel	$120,750	(3)	$159,970	$280,720
Ross B. Shuster(4)	$65,769		$159,970	$225,739
Carlyn R. Taylor	$10,500		$159,970	$170,470
(1)Eligible directors received an annual equity grant of 3,099 shares of restricted common stock on May 16, 2025 the date of the Company’s
2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). The amounts shown in this column reflect the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, “Compensation—
Stock Compensation”, disregarding the effect of estimated forfeitures, and are calculated using a price per share of $51.62, the closing market price of the Company’s common stock as reported by the NYSE on the date of grant. Assumptions used in the valuations are discussed in Notes 1 and 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2025, in the
Annual Report on Form 10-K.
(2)The then serving non-employee directors elected at the 2025 Annual Meeting each had 3,099 shares of restricted common stock outstanding at December 31, 2025; all other shares held are vested. Ms. Taylor held no unvested restricted shares at December 31, 2025.
(3)Amount reported includes a 15% premium to actual fees due to the director’s election to defer all or a portion of cash retainer payments in the form of phantom shares under the Company’s director stock deferral plan.
(4)Mr. Shuster was elected to the board at the 2025 Annual Meeting, and Ms. Taylor resigned from her position effective February 6, 2025.
Amounts shown reflect the director’s partial year of service.

2026 PROXY STATEMENT	27
EXECUTIVE OFFICERS

R. Scott Rowe

President, CEO and Director since: April 2017 Age: 55
•Flowserve Corporation | President, Chief Executive Officer, Director (2017 – Present)
•Cameron Group of Schlumberger Ltd, an oilfield services company | President (2016 – 2017)
•Cameron International Corporation, an oilfield services company | President, Chief Executive
Officer (2015 – 2016)
•Cameron International Corporation | President, Chief Operating Officer (2014 – 2015)
•OneSubsea, a joint venture established by Cameron and Schlumberger | Chief Executive Officer
(2014 – 2014)
•Subsea Systems, a division of Cameron | President (2012 – 2014)
•Cameron International Corporation | President of the Engineered and Process Valves division
(2010 – 2012)
•United States Army | Captain (O3) (1993 – 1998)

Brian Boukalik

SVP, CHRO since: May 2024 Age: 50
•Flowserve Corporation | Senior Vice President, Chief Human Resources Officer (2024 – Present)
•Tenneco, an automotive components original equipment manufacturer and an aftermarket ride control
and emissions products manufacturer | Executive Vice President and Chief Human Resources Officer
(2022 – 2023)
•Tenneco | Vice President Human Resources, Operations (2020 – 2022)
•Tenneco | Vice President Human Resources, Clean Air (2018 – 2020)
•Tenneco | Vice President of Human Resources, Ride Performance (2016 – 2018)
•Eaton, a multinational intelligent power management technologies company | Vice President Human
Resources, Global Functions and Product (2015 – 2016)

Alice M. DeBiasio

President, FCD since: October 2025(1) Age: 42
•Flowserve Corporation | President, Flow Control Division (October 2025 – Present)
•Carrier Corporation, a provider in sustainable healthy buildings, HVAC, commercial and transport
refrigeration solutions | Vice President and General Manager, Truck Trailer Americas & Digital
Solutions Aftermarket Services & Solutions (2023 – 2025)
•Carrier Corporation | Vice President and General Manager, Sensitech & Digital Solutions
(2021 – 2023)
•Resideo Technologies, Inc., a leading global manufacturer, developer, and distributor of technology-
driven sensing and controls products and solutions | Vice President and General Manager, Security
(2018 – 2021)
•Honeywell, a multinational conglomerate specializing in aerospace, building technologies,
performance materials, and safety and productivity solutions | Vice President and General Manager,
Security, Honeywell Homes (2018 – 2018)
•Honeywell | Vice President and General Manager, Software Solutions, Honeywell Security & Fire
(2015 – 2017)
•Honeywell | Director of Product Marketing (2014 – 2015)
•Honeywell | Senior Product Marketing Manager (2013 – 2014)
•Northrop Grumman Corporation, a leading global aerospace and defense technology company |
Lead Design Engineer (2004 – 2013)

(1)Ms. DeBiasio joined the Company effective October 13, 2025.

28	2026 PROXY STATEMENT
EXECUTIVE OFFICERS

Susan C. Hudson

SVP, CLO since: May 2022 Age: 49
•Flowserve Corporation | Senior Vice President, Chief Legal Officer and Corporate Secretary
(2022 – Present)
•Flowserve Corporation | Vice President, Associate General Counsel and Chief Compliance Officer
(2020 – 2022)
•Flowserve Corporation | Director, Global Employment Law and Corporate Functions (2017 – 2020)
•Flowserve Corporation | Attorney, Global Labor and Employment Law (2016 – 2017)
•Pier 1 Imports, Inc., a merchandise retail company | Senior Corporate Counsel (2012 – 2016)
•Pier 1 Imports, Inc. | Corporate Counsel (2007 – 2012)

Matthew Klopfer

President, FPD since: April 2026 Age: 47
•Flowserve Corporation | President, Flowserve Pumps Division (April 2026)(2)
•Flowserve Corporation | Vice President, Strategic Business Management (February 2026 –
April 2026)
•Flowserve Corporation | Vice President, General Manager, Industrial Pumps (2023 – 2026)
•Flowserve Corporation | Vice President, General Manager, Europe, Middle East & Africa, FPD
(2022 – 2023)
•Flowserve Corporation | Vice President, Finance, Pumps (2018 – 2022)
•Flowserve Corporation | Director, Finance, Industrial Pumps Division (2016 – 2018)
•Flowserve Corporation | Director, Finance, Sales Operations (2014 – 2016)
•Schneider Electric, a multinational industrial technology and energy management company |
Financial Controller (2008 – 2014)

Amy B. Schwetz

SVP, CFO since: February 2020 Age: 51
•Flowserve Corporation | Senior Vice President and Chief Financial Officer (2020 – Present)
•Peabody Energy, a global pure-play coal company serving power and steel customers | Executive
Vice President and Chief Financial Officer (2015 – 2020). Peabody filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in April 2016.
•Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Australia (2013 – 2015)
•Peabody Energy, Inc. | Senior Vice President, Finance & Administration – Americas (2012 – 2013)
•Peabody Energy, Inc. | Vice President, Investor Relations (2011 – 2012)
•Peabody Energy, Inc. | Vice President, Capital and Financial Planning (2009 – 2011)
•Peabody Energy, Inc. | Various senior leadership roles (2005 – 2009)
•Ernst & Young LLP, a global accounting firm | Audit Manager (1997 – 2005)

(2)Mr. Klopfer has been appointed President, Flowserve Pumps Division, and will assume the position effective April 11, 2026.

2026 PROXY STATEMENT	29
EXECUTIVE OFFICERS

Scott K. Vopni

VP, CAO since: June 2020 Age: 57
•Flowserve Corporation | Vice President, Chief Accounting Officer (2020 – Present)(3)
•Dean Foods Co., a food and beverage company | Senior Vice President – Finance, Chief Accounting
Officer (2010 – 2019). Dean Foods filed a voluntary petition for relief under Chapter 11 of the United
States Bankruptcy Code in November 2019.
•Dean Foods Co. | Interim Chief Financial Officer (2017 – 2018)
•Dean Foods Co. | Senior Vice President – Finance (2016 – 2017)
•Dean Foods Co. | Senior Vice President – Investor Relations (2015)
•Dean Foods Co. | Vice President – Controller (2008 – 2010)

Lamar L. Duhon

Former President, FPD since: February 2023 Age: 55
•Flowserve Corporation | President, Flowserve Pumps Division (2023 – April 2026)(4)
•Flowserve Corporation | President, Aftermarket Services & Solutions (2022 – 2023)
•Halliburton Company, an energy products and service provider | Vice President, Sperry Drilling
(2016 – 2021)
•Halliburton Company | Vice President, Cementing (2015 – 2016)
•Halliburton Company | Vice President, Shell Global Account (2013 – 2015)
•Halliburton Company | Vice President, Business Development – Asia Pacific (2012 – 2013)
•Halliburton Company | Regional Sales Manager, Gulf of Mexico (2010 – 2012)
•Baker Hughes, Inc., a multinational oilfield services company | Various leadership roles of
increasing responsibility (1995 – 2010)
•United States Marine Corps | Sergeant (E-5) (1988 – 1994)

(3)Mr. Vopni will retire effective June 30, 2026.
(4)Mr. Duhon will step down from his role effective April 10, 2026, at which time his employment with the Company will end.

30	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion & Analysis describes the decisions made concerning the 2025 compensation of the
Company’s Named Executive Officers or “NEOs”, as shown below. It also describes our executive compensation guiding principles and other attributes related to executive compensation governance policies.
Contents

Executive Summary	Page 31
Our Guiding Principles	Page 35
2025 Executive Compensation Decisions	Page 39
Compensation Governance Policies	Page 50
Summary Compensation Table	Page 53
2025 Named Executive Officers
During 2025, our NEOs were:

R. Scott Rowe President, CEO and Director	Amy Schwetz Senior Vice President, CFO	Alice DeBiasio President, Flowserve Flow Control Division(1)	Susan Hudson Senior Vice President, CLO and Corporate Secretary	Matthew Klopfer President, Flowserve Pumps Division(2)	Lamar Duhon Former President, Flowserve Pumps Division	Kirk Wilson Former President, Flowserve Flow Control Division
(1)Ms. DeBiasio was appointed President, Flowserve Flow Control Division on October 13, 2025. Mr. Wilson stepped down from this role effective as of the same date and served as Senior Advisor through January 9, 2026, at which time his employment ended.
(2)Mr. Klopfer was appointed President, Flowserve Pumps Division and will assume the position effective April 11, 2026. Mr. Duhon will step down from this role effective April 10, 2026, at which time his employment will end.

2026 PROXY STATEMENT	31
EXECUTIVE COMPENSATION
Executive Summary
Executive Summary
Our Company
We are a world-leading manufacturer and aftermarket service provider of comprehensive flow control systems. We develop and manufacture precision-engineered flow control equipment integral to the movement, control and protection of the flow of materials in our customers’ critical processes. Our product portfolio of pumps, valves, seals, automation and aftermarket services supports global infrastructure industries, including energy, chemical, power generation and general, which includes water management and pharmaceuticals, where our products and services enable customers to achieve their goals. Through our manufacturing platform and global network of Quick Response Centers ("QRCs"), we offer a broad array of aftermarket equipment services, such as installation, advanced diagnostics and turnkey maintenance programs. We currently have approximately 16,000 employees globally and a footprint of manufacturing facilities and
QRCs in more than 50 countries.
Outstanding 2025 Performance Resulted in Meaningful Shareholder Value Creation
In 2025, we delivered exceptional performance highlighted by strong revenue growth, significant margin and earnings expansion, and robust cash generation by leveraging the Flowserve Business System and our 80/20 initiatives. Despite an evolving economic and operational environment, consistent execution of the Company’s strategy allowed us to maintain momentum in 2025, led by the strength of our aftermarket franchise and a resurgent power generation end market fueled by the growth of AI, increasing data center development and broader electrification trends.
Additionally, Flowserve divested its legacy asbestos liabilities in December 2025, which simplified the Company’s capital structure, reduced volatility, improved annual cash flow, and enhanced the ability to focus capital on growth opportunities.
These financial and strategic accomplishments resulted in meaningful shareholder value creation as demonstrated by our
22.5% annual total shareholder return.
With strong customer relationships and an industry leading product portfolio, we continue to remain well positioned to support our customers’ sustainability and decarbonization efforts as we live our Purpose to create extraordinary flow control solutions to make the world better for everyone, and to drive long-term value for our shareholders.
2025 Financial Performance At-A-Glance

$4.7B Revenue 3.8% Year-Over-Year Growth	$700M Adjusted Operating Income(1) 11.9% Year-Over-Year Growth	$4.7B Customer Bookings Including $400M of Nuclear Bookings

19.1% Return On Invested Capital (ROIC)(2)	22.5% 1-Year Total Shareholder Return	$365M Capital Returned to Shareholders Dividend & Share Repurchases

(1)Non-GAAP financial measure; see Annex I to this Proxy Statement for a reconciliation of such measure to the most directly comparable
GAAP financial measure.
(2)ROIC is a non-GAAP financial measure used to measure the Company's return on invested capital in the business and is determined by dividing adjusted net operating profit after taxes ("NOPAT") by average invested capital. NOPAT is calculated by subtracting income taxes and other adjusted items including realignment expense, pension expense in excess of service cost and certain other discrete items which may arise. Average invested capital is the sum of allowance for doubtful accounts, debt and equity minus cash and is a two-year average of these items over the current and prior year periods.

32	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Executive Summary
Incentive program payouts are aligned with strong ﬁnancial performance results and robust total shareholder returns achieved in 2025.
•Our overall 2025 annual incentive program (“2025 AIP”) paid out at 117% of target for corporate executives.
This 2025 payout was aligned with strong execution of the Flowserve Business System generating above target adjusted operating income for Corporate and the Flowserve Pumps Division (“FPD”) and at target adjusted operating income for the Flowserve Flow Control Division (“FCD”). Our customer bookings targets represented a meaningful improvement from 2024 achievement, and while we exceeded our expected threshold performance in FPD, meeting both division targets was challenged by market conditions and fewer large projects. Additionally, progress was made towards our Adjusted Primary Working Capital (“PWC”) as a % of Sales target, but ultimately our divisions did not meet the performance threshold given inventory levels in the first half of the year were higher than planned as we navigated tariffs and a dynamic market environment.
2025 Annual Incentive Plan Payout (Corporate)
PAYOUT FOR 2025 ANNUAL INCENTIVE PLAN AWARD

Adjusted Operating Income(1) 50% Weighting	Customer Bookings(2) 30% Weighting	Adjusted PWC as % of Sales(1)(3) 20% Weighting
200%
Payout
$701M
$610M
to
$640M
27.5%
$5,098M
19%
Payout
0%
Payout
$4,713M
28.8%
(1)For more information on these performance metrics and how they are calculated, see “2025 Executive Compensation Decisions – Annual
Incentive Plan” beginning on page 39.
(2)Customer bookings is calculated as the weighted average of the payout for the customer bookings for our divisions and is not a sum of the attained performance of the divisions.
(3)Adjusted PWC as a % of Sales incentivizes efficiency. Lower percentage values indicate higher levels of performance, reflecting an inverse relationship. The Corporate threshold was 28.0%. Actual performance of 28.8% resulted in no payout.

Annual Incentive Quantitative Performance Payout: 106% of Target Strategic Goals Modifier: 1.1x for all NEOs Final Annual Incentive Payout: 117% of Target(4)
(4)This reflects the payout for NEOs participating in the Corporate AIP. Mr. Duhon and Ms. DeBiasio participate in and Mr. Wilson participated in, annual incentive plans specific to their divisions, which also include division operating income performance metrics. Mr. Duhon earned a
110% final annual incentive payout and Ms. DeBiasio and Mr. Wilson earned an 83% final annual incentive payout. See page 41 for division metrics and performance.

2026 PROXY STATEMENT	33
EXECUTIVE COMPENSATION
Executive Summary
•PSUs associated with the 2023-2025 performance period paid out at 214.8% of target, due to the Company’s disciplined approach to capital allocation and robust shareholder return for the performance period. Over this period, we meaningfully increased our ROIC (1,180 basis point improvement over 2022 results), generated robust Free Cash
Flow, and delivered total shareholder return performance that was above the 90th percentile compared to the 2023 performance peer group (comprised of the companies in the S&P 500 Industrials Index as of January 1, 2023).
2023-2025 PSUs Grant Payout

Consolidated Flowserve Performance Metrics	Weighting	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout	Attainment	Payout
ROIC(1) 2023		7.5%	9.0%	10.5%	140.0%	200.0%
2024	50%	11.0%	12.6%	13.9%	120.6%	200.0%
2025		13.7%	16-17%	19.7%	115.8%	177.6%
3-Year Average ROIC Payout %						192.5%
		Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout
Free Cash Flow as a % of Adjusted Net Income(1) 2023		60.0%	75.0%	90.0%	144.1%	200.0%
2024	50%	75.0%	85.0%	100.0%	116.0%	190.8%
2025		80.0%	90-100%	110.0%	110.7%	152.2%
3-Year Average Free Cash Flow Payout %						181.0%
Total Payout % (Sum of Weighted Payouts to Each Metric) Payout includes +15% adjustment based on Flowserve’s 3-year rTSR, which ranked at the 90th percentile of the 2023 performance peer group						214.8%

12.6%
15.2%
19.1%
108.1%
98.6%
105.2%
(1)For more information on these performance metrics and how they are calculated, see “2025 Executive Compensation Decisions -
Long-Term Incentives,” beginning on page 39.

34	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Executive Summary
•Realized pay for our executives is directionally aligned with our shareholders’ experience. Our CEO’s average realizable pay for 2023-2025 was 76% above the average target value for this period while our total shareholder return was up 148%.

Total Stockholder Return(1)	12/31/2022 12/31/2025	148% MORE
CEO 3-Year Average Target Pay(2) vs. Realizable Pay(2) (2023-2025)	Target Realized	76% MORE
CEO 2023 Performance Share Award: Target vs. Realized (2023-2025)	Target Realized	340% MORE
CEO 3-Year Average Annual Bonus %: Target vs. Realized (2023-2025)	Target Realized	44% MORE
(1)Reflects the dividend-adjusted one-month average closing stock price on December 31, 2022 and December 31, 2025.
(2)"Target Pay" includes base salary, target annual incentive opportunity and target value of equity awards. "Realizable Pay" includes actual base salary, actual bonuses paid, and the value of outstanding RSU and PSUs based on our December 31, 2025 share price, with 2023 PSUs shown at actual payout and 2024 and 2025 PSUs shown at target.
Say-on-Pay and Shareholder Outreach
We received more than 97% shareholder support for our say-on-pay proposal at our 2025 annual shareholder meeting.
The O&C Committee strongly values the opinions of our shareholders as expressed in the say-on-pay vote and believes that our strong support levels in 2025 demonstrate a strong alignment of our compensation program with our shareholders’ interests. The O&C Committee made no changes to the compensation program following this strong level of shareholder say-on-pay support.

2026 PROXY STATEMENT	35
EXECUTIVE COMPENSATION
Our Guiding Principles
Good Governance and Compensation Practices Aligned with Shareholder Interests
Our executive compensation policies and governance practices support our pay-for-performance philosophy, align our executives’ interests with those of our shareholders, and reflect best practices without encouraging unnecessary risk taking.

What We Do	What We Don’t Do

  Conduct thorough
annual compensation
benchmarking and reference
the market median when
setting total target
compensation, with payouts
above or below market based
on performance outcomes
  Provide a meaningful
percentage of long-term
incentives in the form of
performance-based
compensation
  Set rigorous performance
targets that incentivize
progress on our
strategic priorities
  Cap incentive plan payouts

  Maintain comprehensive
clawback policies with triggers
for financial restatements and
officer misconduct and apply to
cash and both time- and
performance-based equity
incentive compensation
  Maintain robust stock
ownership requirements
  Fully disclose incentive plan
targets and results
  O&C Committee
engages an independent
compensation consultant
  Change in control severance plan
payments only made in event of a
“double trigger” when executive’s
employment is terminated

  No officer or director hedging
or pledging of stock
  No excise tax or income tax
gross ups for Executive
Officers except in relocation
situations that are applicable
to all associates
  No employment agreements
with Executive Officers
  No excessive perquisites
  No stock option repricing
without shareholder approval
  No dividend payments on
unvested awards

Our Guiding Principles
Executive Compensation Philosophy
Our philosophy is designed to achieve the following objectives:

ATTRACT & RETAIN	Attract and retain high-quality leaders with a passion for driving high performance as well as our Purpose, Values and Behaviors

REINFORCE OUR STRATEGY	Align our incentive programs with our vision and business strategy

PROVIDE COMPETITIVE AND MARKET-BASED COMPENSATION	Maintain a market-based compensation program that provides a competitive total target compensation opportunity approximating the market median

ALIGN PAY WITH PERFORMANCE	Provide incentive programs that reward short- and long-term performance leading to shareholder value without undue risk taking

ALIGN PAY WITH SHAREHOLDERS	Ensure a majority of total compensation is tied to performance and/or stock price and thus, is aligned with shareholder interests

36	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Our Guiding Principles
Primary Components of Executive Compensation

Component	Objective	Key Features	Performance-Based Aspects

Base Salary	Provide a regular fixed income in recognition of job responsibilities	•Paid in cash •Reviewed annually for adjustments	•Individual performance is a key driver of any adjustments approved by the O&C Committee

Annual Incentive Plan (AIP)	Motivate executives to achieve/exceed annual Company goals that ultimately drive long-term shareholder value
•Paid in cash
•Target award determined as
a % of base salary
•Payout range is 0% to 200%
of target award
•Strategic goals payout
modifier may increase or
decrease payout by +/-15%
(to a maximum of 230%
of target)
•Payout is fully at risk •Financial and operational performance metrics •Focus on strategic goals •Any earned payout is subject to review and approval by the O&C Committee

Long-Term Incentive (LTI)	Encourage executives to increase shareholder value over a long-term horizon and retain executives over vesting period	•Target value of awards based on thorough benchmarking to promote competitiveness and alignment with industry standards	•Value of LTI awards vary with changes in share price

RSUs: Restricted Stock Units	3-year vesting period	•Settled in stock •Vests ratably	•Focus on stock price and shareholder returns

PSUs: Performance Stock Units	3-year performance period
•Settled in stock
•Payout range is 0% to 200%
of target
•Additional payout modifier
may increase or decrease
the payout by +/-15% (to a
maximum of 230% of target)
based on relative Total
Shareholder Return (“rTSR”)
performance, with no positive
modifier if absolute TSR
is negative

•Payout is fully at risk
•Underlying payouts driven by
financial performance with the
final payout adjusted based
on rTSR
•Focus on stock price and
shareholder returns
•Any earned payout is subject
to review and approval by the
O&C Committee

2026 PROXY STATEMENT	37
EXECUTIVE COMPENSATION
                Our Guiding Principles
Compensation Mix
Our executive compensation program emphasizes performance-based compensation. As shown below, a majority of our
2025 total target executive compensation was delivered in the form of short- and long-term incentives for which payouts are at risk.
CEO Target Compensation Mix
At Risk*
Other NEO Average Target Compensation Mix
At Risk*
*At risk variable compensation is comprised of the target value of annual cash incentive and stock-based awards, as their value is tied to our performance results against our financial and operational targets, our stock price, or both.
The Decision-Making Process
The O&C Committee oversees our executive compensation program working closely with its independent compensation consultant to help ensure the effectiveness of our compensation program. The O&C Committee’s charter, which documents its authority and responsibilities, is available on the investor relations portion of the Company’s website at
ir.ﬂowserve.com under the “Corporate Governance-Documents and Charters” caption.
The Role of the O&C Committee
The O&C Committee is responsible for determining the compensation of our Named Executive Officers and designing our executive compensation program. Determining compensation for our Named Executive Officers includes, among other things, setting the level of each component of executive compensation and determining any related performance metrics, goals, attainment and payouts as described above in “Primary Components of Executive Compensation.” The O&C
Committee also reviews Mr. Rowe’s individual performance, including feedback solicited directly from the Board, and holds executive sessions without Mr. Rowe present to discuss his performance and establish a compensation recommendation for Mr. Rowe that is presented to the Board for approval.
The Role of the CEO
Each year, Mr. Rowe presents compensation recommendations to the O&C Committee regarding the target compensation opportunities for each executive officer other than himself. In developing his recommendations, Mr. Rowe considers an assessment of each executive’s performance, the performance of the executive’s business unit or function, pay relative to the competitive market, tenure, an assessment of the retention risk and input provided by F.W. Cook. The O&C
Committee annually reviews Mr. Rowe’s recommendations for the other executives when establishing their compensation levels.

38	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Our Guiding Principles
The Role of the Independent Compensation Consultant
The O&C Committee has retained F.W. Cook as its independent compensation consultant to provide advice regarding executive compensation matters. F.W. Cook generally provides:
•Input on the design of our executive compensation program, evolving market practices and the competitiveness of our program;
•Market data; and
•Input on proposed compensation decisions.
F.W. Cook attends all regularly scheduled O&C Committee meetings and calls. The O&C Committee assessed
F.W. Cook’s independence under the factors set forth in the SEC’s and NYSE’s rules and concluded that F.W. Cook was independent and that the consultant’s work in 2025 did not raise any conflicts of interest.
Competitive Positioning and Our Compensation Peer Group (“CPG”)
Each year, the O&C Committee reviews the base salaries, target bonuses and the grant date value of long-term incentive awards for each of our executive officers as compared to those same data elements for similar positions among our CPG.
The market data reviewed by the O&C Committee includes publicly available financial and compensation information reported by the CPG companies and general industry survey data, which for 2025 compensation decisions was provided by F.W. Cook and Willis Towers Watson, respectively.
The O&C Committee reviews the CPG and survey data to determine the median market compensation level for each executive’s position and then considers this as one factor when setting each executive’s target compensation for the year.
Median compensation is used as a reference point for pay recommendations. Target pay varies from the median based on the executive’s industry experience, tenure and performance in their role and at the Company, the role’s strategic value to the Company, internal pay equity among our executives, and any other factors the O&C Committee deems relevant.
The CPG is also used more generally when the O&C Committee reviews our compensation program design, including the elements of compensation awarded and the terms and conditions of compensation components.
Our 2025 Compensation Peer Group
The O&C Committee conducts an annual review of the CPG to determine if any changes are appropriate. In selecting our peers, the O&C Committee solicits input from management and uses research and advice from its independent compensation consultant. The O&C Committee generally seeks to include companies in similar industries and with similar business characteristics (such as revenue and market capitalization) and adequate disclosure of executive compensation practices to help ensure no pay anomalies exist that are inconsistent with Flowserve’s pay practices. To create a more robust CPG, the O&C Committee added Sensata Technologies and Timken Company for 2025.
2025 COMPENSATION PEER GROUP (CPG)

Ametek, Inc. Crane Company Donaldson Company, Inc. Dover Corporation Fortive Corporation IDEX Corporation ITT Inc. Kennametal Inc. Lincoln Electric Holdings, Inc Nordson Corporation	Pentair plc Regal Rexnord Corporation Sensata Technologies Snap-on Incorporated Terex Corporation Timken Company Trinity Industries, Inc. Westinghouse Air Brake Technologies Corp. Woodward, Inc. Xylem Inc.

2026 PROXY STATEMENT	39
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
2025 Executive Compensation Decisions
Changes to Total Target Compensation for 2025
After considering the factors outlined above, the O&C Committee approved the following total target compensation levels and pay components for each NEO for 2025. In each case, the adjustments generally reflected market adjustments and strong individual performance by the NEOs. Following these adjustments, the executive team’s total target compensation continued to be positioned near the median of the CPG. As the majority of compensation is performance-based, should the Company fail to meet performance objectives, realized executive compensation could be significantly below the target compensation level.

Name/Title	Annual Base Salary (as of 12/31/25)	2025 AIP Target % of Salary	2025 LTI Target Grant Value	2025 Total Target Compensation	% Increase in Total Target Compensation from 2024
R. Scott Rowe, CEO	$1,250,000	130%	$7,000,000	$9,875,000	9%
Amy Schwetz, CFO	$800,000	100%	$2,100,000	$3,700,000	7%
Lamar Duhon, Former President FLS Pumps Division	$635,000	75%	$1,100,000	$2,211,250	10%
Alice DeBiasio, President FLS Flow Control Division	$550,000	70%	$900,000	$1,835,000	N/A
Susan Hudson, CLO	$525,000	70%	$800,000	$1,692,500	10%
Kirk Wilson, Former President FLS Flow Control Division	$525,000	70%	$700,000	$1,592,500	6%
Rationale for Total Target Compensation Increases

Name	Compensation Adjustments	Rationale for Increase
Mr. Rowe	Increased base salary by 4%, target bonus percentage by 5 percentage points and target LTI by 9%	Market-based adjustments designed to maintain competitiveness of our executive compensation program and reflect strong individual performance by all NEOs.
Ms. Schwetz	Increased base salary by 4%, target bonus percentage by 10 percentage points and target LTI by 5%
Mr. Duhon	Increased base salary by 6%, target bonus percentage by 5 percentage points and target LTI by 10%
Ms. DeBiasio	No change; Ms. DeBiasio was hired October, 2025
Ms. Hudson	Increased base salary by 11%, target bonus percentage by 5 percentage points and target LTI by 3%
Mr. Wilson	Increased base salary by 5%, target bonus percentage by 5 percentage points and target LTI by 4%
Annual Incentive Plan (“AIP”)
Our AIP is designed to incentivize performance on key annual financial and strategic priorities that are critical to our long-
term success. Under the AIP, the O&C Committee establishes (i) a target incentive award for each executive expressed as a percentage of salary, (ii) performance metrics for the year, and (iii) target performance levels for each metric. For quantitative metrics, performance results are generally interpolated on a straight-line basis between threshold, target and maximum performance levels (as applicable), and payouts are capped at the applicable maximum.

40	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
2025 AIP Structure*

Target Award	% Achievement on Quantitative Performance Metrics	Strategic Goals Payout Modifier +/- 15%	Final Award Payout

*Normal rounding rules apply
Quantitative Performance Metrics
Working with its independent compensation consultant and management, the O&C Committee approves performance metrics that support key strategies to drive sustainable and profitable growth. Our 2025 AIP design continued to prioritize metrics aligned with our foundational pillars of execution, growth and efficiency.
The Flowserve Pumps Division and Flow Control Division utilize the same metrics and weightings, with Adjusted
Operating Income from Corporate weighted 25% and division Adjusted Operating Income weighted 25%.

Performance Metric	Relevance	Weightings
Adjusted Operating Income(1)	Key financial measure that incentivizes margin expansion	50%
Customer Bookings(2)	Leading financial indicator of growth	30%
Adjusted Primary Working Capital (PWC) as a % of Sales(3)	Key financial measure that promotes focus on efficient use of capital	20%
(1)For purposes of the 2025 AIP, Adjusted Operating Income excludes from operating income realignment expenses, amortization of step-up in value of inventories and other assets associated with the MOGAS acquisition, and certain other discrete items which may arise, some of which are not captured in Annex I: Reconciliation of Reported Results to Non-GAAP Financial Measures in this Proxy Statement.
(2)Customer Bookings is calculated as the weighted average results of customer bookings of our divisions.
(3)PWC is defined as accounts receivable, plus net inventories, less accounts payable. Adjusted PWC is defined as PWC plus contract assets, less contract liabilities and other current liabilities associated with revenue contracts with customers. Adjusted PWC as a % of Sales represents the full year four-quarter average Adjusted PWC as a percentage of annual sales.
Strategic Goals Payout Modifier
In 2025, the O&C Committee retained the strategic payout modifier for all NEOs to incentivize progress under the
Flowserve Business System pillars that are pivotal for the Company’s long-term growth and transformation strategy, while retaining focus on our fundamental quantitative financial and operational goals. The modifier allows for adjustment of otherwise earned payouts by up to +/- 15% based on accomplishments relative to key objectives in each of the strategic categories shown on page 42. The O&C Committee reviews performance results against the preset strategic objectives to determine the appropriate payout modifier of up to +/- 15%. In exercising discretion, the O&C Committee considers the quality and sustainability of performance and seeks to avoid duplicative adjustments for items already reflected in the calculation of the quantitative metrics.
Quantitative Performance Metrics Targets & Results
Below is an overview of our performance against the 2025 financial and operational performance metrics. All targets were set in line with our internal business plans and external market guidance and required the same or greater level of effort as in prior years to achieve target performance. The 2025 targets represented organic improvement over 2024 results.

2026 PROXY STATEMENT	41
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
2025 Annual Incentive Program Payout (Corporate)

Consolidated Flowserve Performance Metrics	Weighting	Threshold 25% Payout	Target 100% Payout		Maximum 200% Payout	Payout
Adjusted Operating Income ($MM)	50%	$545	$610	$640	$690	200%
Customer Bookings	30%	(Weighted average of FPD & FCD Bookings payouts)				19%
Adjusted PWC as a % of Sales	20%	28.0%	27.5%		25.7%	0%
Total Payout						106%
$701
-
28.8%
2025 Annual Incentive Program Payout (Flowserve Pumps Division - Mr. Duhon)

Consolidated Flowserve Performance Metrics	Weighting	Threshold 25% Payout	Target 100% Payout	Maximum 200% Payout	Payout
Adjusted Operating Income (FPD)	25%	$510	$580	$660	166%
Customer Bookings (FPD)	30%	$3,255	$3,495	$3,850	28%
Adjusted PWC as a % of Sales (FPD)	20%	26.4%	25.9%	24.1%	0%
Corporate Adjusted Operating Income	25%	(See chart above)			200%
Total Payout					100%
$632
$3,265
26.7%
2025 Annual Incentive Program Payout (Flow Control Division - Ms. DeBiasio & Mr. Wilson)

Consolidated Flowserve Performance Metrics	Weighting	Threshold 25% Payout	Target 100% Payout		Maximum 200% Payout	Payout
Adjusted Operating Income (FCD)	25%	$200	$220	$230	$260	100%
Customer Bookings (FCD)	30%	$1,495	$1,603		$1,765	0%
Adjusted PWC as a % of Sales (FCD)	20%	31.5%	31.0%		29.8%	0%
Corporate Adjusted Operating Income	25%	(See chart above)				200%
Total Payout						75%
$229
-
$1,448
36.2%

42	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
Strategic Goals Payout Modifier
Below are the Company’s 2025 strategic goal categories and key objectives aligned with the Flowserve Business System, as well as accomplishments considered by the O&C Committee in each category:

People Excellence	Key objectives: •Develop and deploy the People Excellence model to drive process maturity, engagement, and business outcomes

The People Excellence model was developed and deployed to strengthen process maturity, foster engagement, and improve business outcomes across the organization. Through enhancements in hiring efficiency, leadership development, employee engagement, and performance management, the team advanced key talent processes and built stronger pipelines for critical roles. These efforts, combined with expanded training and refined job architecture, helped elevate organizational capability and readiness for future growth.

Operational Excellence	Key objectives: •Drive continuous improvement in our operations to support our customers

We drove continuous improvement across operations by strengthening information and material flow, inventory flow, and unlocking significant cash for the business. Supply chain reliability increased with higher on‑time delivery, while quality initiatives—including quality training and customer‑focused programs—advanced overall operational maturity. These efforts were supported by world‑class safety performance, reinforcing a strong foundation for delivering better outcomes to customers.

Portfolio Excellence
Key objectives:
•Execute the 80/20 complexity reduction program to drive simplicity across business unit product portfolios
•Fully embrace the 80/20 program and make it part of how we do our work; integrate into all product management processes

We advanced the 80/20 complexity reduction program by streamlining product portfolios across the business units, including significant SKU exits, model reductions, and targeted divestitures. These efforts simplified offerings, strengthened strategic focus, and unlocked meaningful efficiencies—demonstrating full integration of 80/20 principles into product management processes. Complementary growth actions, including portfolio optimization and targeted customer‑focused initiatives, further reinforced a more disciplined and simplified operating model.

Commercial Excellence	Key objectives: •Develop and deploy the Commercial Excellence model to improve effectiveness and maturity of our commercial functions

The Commercial Excellence model was developed and deployed to strengthen capability, consistency, and maturity across the commercial organization, establishing clear maturity ladders and to track bookings, margin improvement, and customer engagement. Key initiatives advanced global business development, inside sales expansion, partner enablement, and enterprise account planning, ensuring teams are better equipped with the right tools and processes. Enhanced pricing realization efforts and redesigned sales incentive metrics further aligned incentives with strategic, high‑margin growth objectives - positioning the business for success in 2026.

Innovation Excellence	Key objectives: •Develop and deploy the Innovation Excellence model to improve effectiveness and maturity of our new product development processes and pipeline

The Innovation Excellence model was established to strengthen the effectiveness and maturity of new product development.
We advanced key initiatives to capture and commercialize, including generating strong aftermarket growth in cryogenic pump services. Foundational customer relationships and a healthy aftermarket pipeline positioned the program for continued progress.

2026 PROXY STATEMENT	43
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
The O&C Committee reviewed the accomplishments outlined above and concluded that all 2025 key objectives for the
Flowserve Business System strategic categories were met or exceeded. Accordingly, the O&C Committee approved an upward payout modifier of 1.10 for each member of the executive leadership team, including each of the
Named Executive Officers.
2025 Annual Incentive Plan Award Payouts
Our alignment of pay and performance is one of the key components of our compensation philosophy. Our 2025 AIP payouts are consistent with our strong execution of the Flowserve Business system and performance. Adjusted Operating
Income was strong with both Corporate and FPD attainment above their respective targets and FCD attainment at target.
Our customer bookings targets represented a meaningful improvement from 2024 achievement, and while we exceeded our expected threshold performance in FPD, meeting both division targets was challenged by market conditions and fewer large projects. Additionally, progress was made towards our PWC target, but ultimately our divisions did not meet the performance threshold, representing a focused opportunity for 2026.
2025 AIP Payout Summary

Named Executive Officer	Target Award	Quantitative Performance Goals Payout %	Strategic Goals Payout Modifier	Total Payout a % of Target Award	Final Award
Mr. Rowe	$1,625,000	106%	1.10x	117%	$1,901,250
Ms. Schwetz	$800,000	106%		117%	$936,000
Mr. Duhon	$476,250	100%		110%	$523,875
Ms. DeBiasio(1)	$84,384	75%		83%	$70,039
Ms. Hudson	$367,500	106%		117%	$429,975
Mr. Wilson	$367,500	75%		83%	$305,025
(1)Reflects pro-rata award opportunity in light of Ms. DeBiasio’s October 2025 hire date.
Long-Term Incentives
The Company’s long-term incentive ("LTI") program is structured to:
•Incentivize participants to achieve the Company’s long-term objectives;
•Retain participants to provide continuity of leadership for the benefit of our shareholders; and
•Create alignment with long-term interests of the Company’s shareholders.

44	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
2025 Award Structure

Target award value divided by stock price at grant equals units granted	Performance Stock Units: •55% for CEO •50% for all other NEOs	Payout percentage (based on average annual performance over 3-year performance period and 3-year payout modifier)	Units payable Stock price at payout determines value at time of payout

	Restricted Stock Units: •45% for CEO •50% for all other NEOs	Vests one-third each year on 1st, 2nd, and 3rd March 1 following grant date

The number of units granted in 2025 was determined by dividing the target LTI grant value by the average closing price of the Company’s common stock reported on the NYSE during the 20 trading days ending on February 10, 2025 preceding the grant date of February 13, 2025, which was $62.43. Except for the CEO, the stock units were delivered as 50% in the form of PSUs and 50% in the form of RSUs. The O&C Committee increased the CEO’s 2025 LTI target grant value by
$600,000 over the prior year to better align with market pay levels. Mr. Rowe’s 2025 target LTI was delivered 55% in the form of PSUs and 45% in the form of RSUs.
2025 Performance Stock Unit ("PSU") Grant
Aligning with our compensation objectives, performance-based stock awards provide a strong incentive for our executives to achieve specific performance goals over the associated performance period to advance our business strategy, build long-term shareholder value and encourage executive retention.
Performance Metrics
Working with its independent compensation consultant and management, the O&C Committee approved the below performance measures for the 2025 PSU awards, which support our strategic focus on growth, margin expansion, capital efficiency and shareholder value creation.

Performance Metric	Weighting	Relevance	Measurement
ROIC(1)	50%	Incentivize the responsible and efficient allocation of capital to profitable investments
Absolute attainment for each single year 2025, 2026
and 2027 during the 2025 to 2027 performance
period with targets established at the beginning of
each year. This approach helps address difficulty
in goal setting in an industry with volatile end markets
and drives strong performance against pre-set annual
goals. Earned payout percentages for each year are
averaged to determine the payout percentage at the
end of the 3-year performance cycle, if any, for the
2025 PSUs tied to the applicable performance metric.

FCF as a % of Adjusted Net Income(2)	50%	Manage the business with a focus on operational efficiency
rTSR Payout Modifier +/-15% Potential Adjustment	Applies to all PSUs	Reward outperformance or penalize underperformance compared to the market in which Flowserve competes for investor capital	Relative 3-year TSR compared to the 2025 Performance Peer Group (“PPG”), with no upward adjustment if Flowserve’s absolute TSR over the 3-year performance period is negative.
(1)ROIC is determined by dividing adjusted net operating profit after taxes ("NOPAT") by average invested capital. NOPAT is calculated by subtracting income taxes and other adjusted items including realignment expense, pension expense in excess of service cost and certain other discrete items which may arise. Average invested capital is the sum of allowance for doubtful accounts, debt and equity minus cash and is a two-year average of these items over the current and prior year periods.

2026 PROXY STATEMENT	45
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
(2)FCF as a % of Adjusted Net Income represents net cash flows provided (used) by operating activities less capital expenditures as a percentage of Adjusted Net Earnings (Loss). Adjusted Net Income is definitionally the same as Adjusted Net Earnings (Loss) and the terms are used interchangeably. See Annex I to this Proxy Statement for a reconciliation of Adjusted Net Earnings (Loss) against the most directly comparable GAAP financial measure.
2025 ROIC
The O&C Committee sets the ROIC goal for each fiscal year at the beginning of the applicable fiscal year. Following the conclusion of the third year, the payout attributable to the ROIC metric for the PSUs then-vesting is determined by averaging the earned payout for each of the three fiscal years in the applicable performance period. In February 2025, the
O&C Committee approved the 2025 ROIC goal and payout levels as presented below to cover one-third of each of the
2023, 2024 and 2025 PSU grants.

Payout Level	Threshold	Target	Maximum
Performance Goal	13.7%	16% to 17%	19.7%
% Attainment of target	83%	100%	119%
Payout %	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.
2025 FCF as a % of Adjusted Net Income
For the 2025 PSUs, the O&C Committee sets the FCF goal for each fiscal year at the beginning of the applicable fiscal year. Following the conclusion of the third year, the payout attributable to the FCF metric for the PSUs then-vesting is determined by averaging the earned payout for each of the three fiscal years in the applicable performance period. In
February 2025, the O&C Committee approved the 2025 FCF goal and payout levels as presented below to cover one-third of each of the 2023, 2024 and 2025 PSU grants.

Payout Level	Threshold	Target	Maximum
Performance Goal	80%	90% to 100%	110%
% Attainment of target	84%	100%	116%
Payout %	50%	100%	200%
Note: Interpolation is used to calculate the payout % for attainment that falls between payout levels shown above.
In setting the 2025 ROIC and FCF as a % of Adjusted Net Income performance targets, the O&C Committee determined that the targets set forth above maintained the same level of rigor as in the prior performance periods. Such targets aligned with our internal operating plan for the year and require significant effort from the management team to achieve.
Relative Total Shareholder Return ("rTSR") Payout Modifier
Any earned PSUs under both performance metrics shown above are subject to adjustment based on the Company’s
3-year (2025 - 2027) TSR performance relative to the 2025 PPG, as follows:

If Flowserve’s absolute TSR performance falls:	The otherwise earned payout is multiplied by:
At or above the 75th percentile of the PPG	115% (unless Flowserve’s absolute TSR is negative, in which case 100% applies)
Between 55th & 75th Percentile	107.5% (unless Flowserve’s absolute TSR is negative, in which case 100% applies)
Between the 45th and 55th percentiles of the PPG	100%
Between 25th and 45th Percentile	92.5%
At or below the 25th percentile of the PPG	85%
2025 Performance Peer Group ("PPG")
Each of the companies in the S&P 500 Industrials Index as of January 1, 2025 comprise the PPG (see Annex II).

46	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
2025 Executive Compensation Decisions
2025 RSU Grant
The 2025 RSUs vest ratably over three years on March 1 in each of the three years following the grant date. RSUs not only provide a retention incentive, but they also align the interests of grant recipients with those of shareholders with a focus on stock price and TSR over the vesting period.
SETTLEMENT OF 2023 PERFORMANCE STOCK UNITS
The PSUs granted in 2023 for the 2023 - 2025 performance period were structured similarly to the 2025 PSUs and paid out as follows:
2023-2025 ROIC Attainment and Payout %
The O&C Committee approved a payout of 192.5% of the target 2023 PSUs granted that were tied to the ROIC performance metric:

	ROIC Performance Goal (Target)	Performance Achieved(1)		Payout % in Accordance with Pre-Established Payout Table
Year		Attainment	% Attainment of Goal
2023	9.0%	12.6%	140.0%	200.0%
2024	12.6%	15.2%	120.6%	200.0%
2025	16-17%	19.1%	119.4%	177.6%
3-Year Average ROIC Payout %				192.5%
(1)In determining performance achieved, the O&C Committee determined ROIC by adjusting the following financial statement items consistent with the methodology used for determining all adjusted financials, so that attainment reflects business results over the performance period excluding one-time events as displayed in: Consolidated Operating Income - See Annex I: Reconciliation of Reported Results to Non-GAAP
Financial Measures.
2023-2025 FCF as a % of Adjusted Net Income Attainment and Payout %
The O&C Committee approved a payout of 181% of the target 2023 PSUs granted that were tied to the FCF as a % of
Adjusted Net Income performance metric:

	FCF as a % of Adjusted Net Income Performance Goal (Target)	Performance Achieved(1)		Payout % in Accordance with Pre-Established Payout Table
Year		Attainment	% Attainment of Goal
2023	75%	108.1%	144.1%	200.0%
2024	85%	98.6%	116.0%	190.8%
2025	90%-100%	105.2%	110.7%	152.2%
	3-Year Average FCF Payout %			181.0%
(1)Free cash flow conversion is defined as free cash flow (cash flows from operating activities less capital expenditures) divided by adjusted net earnings. Free cash flow conversion is a non-GAAP figure. Free cash flow removes impact from merger termination payment less transaction fees and taxes and one-time impact from legacy asbestos liabilities divestiture.

2026 PROXY STATEMENT	47
EXECUTIVE COMPENSATION
Other Benefits
rTSR Payout Modifier
Flowserve’s 3-year TSR of 148.0% was in the 90th percentile of the 2023 PPG (comprised of the companies in the
S&P 500 Industrials Index as of January 1, 2023), resulting in a 15% adjustment to the payouts shown above.
As a result, our final 2023 PSU payout was as follows:
2023 PSU Payout Summary

Metric	Weighting	Payout	Weighted Payout
ROIC	50%	192.5%	96.3%
FCF as a % of Adjusted Net Income	50%	181.0%	90.5%
Payout % (Sum of Weighted Payouts for Each Metric)			186.8%
rTSR Payout Modifier			1.15x
Total Payout Including rTSR Payout Modifier			214.8%
No discretionary adjustments were considered or made to the formulaic payouts shown above.
Other Benefits
Other benefits provided to the NEOs are generally consistent with those provided to other employees of the Company, including health and retirement benefits. These compensation program elements are outlined in the chart below and discussed in more detail in the narrative below the chart.

	Plan	Description	Eligible Employee

Retirement Benefits	401(k) Plan
Tax-qualified defined contribution plan under which we
in 2025 (1) matched 100% of the ﬁrst 5% of eligible
compensation contributed to the plan, and (2) provided
a discretionary employer contribution of 1.5% of eligible
compensation for all eligible employees
All eligible, non-union U.S. employees

Supplemental Retirement Savings Plan (“SRSP”)
Non-qualiﬁed supplemental defined contribution plan to
maintain competitive benefits; Provides a discretionary
employer contribution of 6.5% of each participant’s
eligible compensation in excess of applicable IRS limits
Executive officers and U.S. employees that earn compensation in excess of the Internal Revenue Code (“IRC”) 401(a)(17) limit, which was $350,000 for 2025

	Qualified Pension Plan	Tax-qualified pension plan	Frozen to new, non-union participants effective January 1, 2024 and frozen to future accruals as of January 1, 2025

	Senior Management Pension Plan	Non-qualified defined benefit plan to restore pension benefits that cannot be provided in a qualified plan due to certain employees’ compensation levels	Frozen to new participants effective January 1, 2024 and contribution credits frozen as of January 1, 2025

	Supplemental Executive Pension Plan	Non-qualified supplemental defined benefit plan to maintain competitive benefits	Frozen to new participants effective September 1, 2023

Other Benefits	Employee Stock Purchase Plan	Allows eligible employees to purchase Flowserve stock through payroll deductions and receive a 15% company match; limited to $25,000 in payroll deductions per year	All non-union U.S. employees

	Executive Officer Severance Plan	Provides severance benefits in the event of a qualifying termination	Executive officers

	Change in Control Severance Plan	Provides severance benefits upon a qualifying termination in connection with a change in control of the Company	Senior executives including executive officers

	Limited personal benefits	Executive physical exam, enhanced vacation and financial counseling with a dedicated advisor.	Senior executives

	Aircraft and Security	Limited budget of $100,000 for non-business use of the company charter aircraft and $25,000 for personal security benefits	CEO

48	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Other Benefits
Retirement Benefits
We maintain a 401(k) plan to enable all eligible U.S. employees, including the NEOs, to contribute a portion of their eligible compensation for wealth accumulation. Beginning on January 1, 2025, the Company provided for all eligible participants regardless of hire date (i) a 100% match of participant contributions up to 5% of covered compensation and
(ii) a discretionary employer contribution of 1.5% of eligible compensation for all participants.
We also maintain a new non-qualified Supplemental Retirement Savings Plan (“SRSP”) for eligible U.S. executives, including the NEOs, which provides a discretionary employer contribution of 6.5% of each participant’s eligible compensation in excess of applicable IRS limits. The SRSP was made available to eligible U.S. executives effective
January 1, 2025.
We provide pension benefits to certain U.S. salaried employees, including the NEOs, under the Flowserve Corporation
Pension Plan (the “Qualified Plan”), which is a tax-qualified defined benefit pension plan. Because the IRC limits the pension benefits that can be accrued under a tax-qualified pension plan (based on an annual compensation limit), we also maintain a separate non-qualified defined benefit restoration pension plan, the Senior Management Retirement Plan (the
“SMRP”). The SMRP compensates participants, including the NEOs, for the reduction in their pension benefit resulting from this IRC limitation. The SMRP is designed to provide a comparable level of retirement benefits to those provided to other U.S. employees under the Qualified Plan based on a comparable benefit formula. Both the Qualified Plan and the
SMRP were frozen to new participants effective January 1, 2024, and were frozen to further benefit accruals effective January 1, 2025. In addition, we also maintain a second non-qualified supplemental defined benefit pension plan, the Supplemental Executive Retirement Plan (the “SERP”), for our eligible U.S. executives, including the NEOs, in order to attract and incentivize the retention of senior leaders. The SERP was frozen to new participants effective
September 1, 2023. These three programs were designed to provide eligible U.S. executives with income following retirement and to help attract and retain executive talent by providing comprehensive retirement benefits.
Participants in the Qualified Plan and the SMRP accrued contribution credits based on age and years of service at the rate of 3% to 7% for eligible earnings up to the Social Security wage base, and at the rate of 6% to 12% for eligible earnings in excess of the Social Security wage base. Participants in the SERP accrued contribution credits at the rate of
5% of all eligible earnings. Eligible earnings generally include base salary and annual incentive awards. SERP participants also earn interest on the accrued contributions based on the rate of return on 10-year Treasury bills. As noted
above, further benefit accruals under the Qualified Plan and the SMRP ceased effective January 1, 2025.
Employee Stock Purchase Plan
All non-union U.S. employees are eligible to participate in the Flowserve Employee Stock Purchase Plan (the “ESPP”).
The ESPP allows employees to purchase shares of Flowserve stock through payroll deductions and receive a 15%
company match. The ESPP allows employees to contribute a maximum of 50% of each paycheck or $25,000 per year, whichever comes first.
Executive Officer Severance Plan
Each of the NEOs participates in the Company’s Amended and Restated Executive Officer Severance Plan (the “Officer
Severance Plan”). Under this plan, the Company’s officers are provided benefits upon a termination due to a reduction in force or by the Company without cause. No benefits are payable under the Officer Severance Plan to any officer who receives benefits under the Company’s Change in Control Severance Plan (the “CIC Plan”). The Officer Severance Plan
does not provide for any additional payments or benefits upon a termination of employment by the Company for cause, upon the executive’s resignation for any reason (including “good reason” or “constructive termination”) or upon the executive’s death or disability.

Plan Provision	Treatment Under Plan
Cash Severance
•24 months’ base salary continuation
•Payment equivalent to target AIP award, provided the Company actually achieves at least threshold performance for each metric under the terms of the program for the award year in which termination occurs

PSUs
•A pro-rated payout of the PSUs, if any, that have a performance cycle that would otherwise end in the year that contains the termination date based on the number of months the executive was employed during the performance period

RSUs	•Continued vesting of RSUs that will vest within 90 calendar days following termination

2026 PROXY STATEMENT	49
EXECUTIVE COMPENSATION
Other Benefits
Change in Control Severance Plan
Each of the NEOs participates in the Company’s CIC Plan. Benefits under the CIC Plan are triggered if, within two years following a change in control, the NEO is terminated without cause (and not on account of death or disability) or resigns for reasons constituting a “constructive termination.” Benefits are also triggered if a NEO is terminated within the 90-day period immediately prior to a change in control if such termination (i) occurs after the initiation of discussions leading to such change in control and (ii) can be demonstrated to have occurred at the request or initiation of parties to such change in control. The severance benefits provided upon a termination of employment covered under the CIC Plan include:

Plan Provision	CEO	Other Participants Including Other NEOs
Cash Severance(1)	A lump sum payment equal to 3x the sum of the executive’s annual base salary and target AIP award
A lump sum payment equal to a multiple of the
executive’s annual base salary and target AIP
award as follows:
•2.5x for executive vice presidents(2);
•2.0x for senior vice presidents and
presidents; and
•1.5x for vice presidents

AIP Award	Payment of pro-rata AIP target award
Long-Term Incentive Awards	Full vesting at target of each cash (if any) or stock-based long-term incentive award. NEOs have 90 days following the date of employment termination to exercise any vested stock options
Life, Medical, Health and Accident Benefits
Company provided coverage for the executive and his or her dependents for a number of months following termination equal to annual severance multiplier used to calculate the cash payment, multiplied by 12 months

Supplemental Pension Benefits
Supplemental pension benefits equal to the difference between the amounts the executive would have been entitled to had he or she remained employed through the end of the benefits continuation period and the amounts actually received

(1)For purposes of this calculation, the base salary is the highest of: (i) the highest-annualized monthly base salary during the twelve months preceding the termination; (ii) the base salary in effect on the date of termination; and (iii) the base salary in effect on the date of the change in control.
(2)The Company does not currently have any Executive Vice Presidents.
Limited Personal Benefits
The O&C Committee strives to make our executive compensation program primarily performance-based and, as such, only provides limited benefits to executive officers that are not provided to other employees. These benefits are prevalent in the marketplace and increase the overall effectiveness of the executive officers in the performance of their roles:
•Executive Physical – other employees receive a standard physical
•Enhanced Vacation – a minimum of 4 weeks compared to 3 weeks for other employees
•Financial Counseling – a dedicated financial counselor compared to a financial wellness benefit for other employees
(same service provider for both employee populations)
In 2025, based on the expected expansion of the size and scale of business, increased demands on the CEO’s time and the increased need for personal security, the Committee approved the following new benefits for the CEO role:
•Annual reimbursement up to $25,000 for expenses tied to security
•Personal use of company-chartered aircraft, up to $100,000 annually

50	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Compensation Governance Policies
Compensation Governance Policies
Stock Ownership Requirements
To further align executive and shareholder interests, each of our NEOs is required to own a minimum amount of Company common stock equal in value to a specified multiple of their annual base salary. We believe maintaining these robust ownership levels supports our efforts to align executive interests with those of our shareholders.

Employee Level	Ownership Requirement
Chief Executive Ofﬁcer	6x annual base salary
Presidents and Senior Vice Presidents	3x annual base salary
Vice Presidents	1x annual base salary
Our guidelines are administered as follows:
•Shares held directly by an executive and unvested RSUs count toward satisfying the stock ownership requirements.
Unvested PSUs and unexercised stock options do not count toward satisfying the stock ownership requirements.
•The required stock ownership levels are expected to be achieved within five years from the date the guidelines were first applicable or within five years of the executive becoming subject to the guidelines.
•Executives who do not meet the ownership requirement must show that they have retained at least 60% of the net shares received from vested RSUs and PSUs from the time the ownership guidelines became applicable.
•As of December 31, 2025, all NEOs met their stock ownership requirement or were on track to do so within the applicable five-year period.
Anti-Hedging and Pledging Policies
Under the Company’s Insider Trading Policy all directors and employees (including the NEOs) are prohibited from pledging stock or engaging in any transactions (such as trading in options) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock.
Clawback Policies
The Board maintains a Dodd-Frank-aligned Clawback Policy (the “Dodd-Frank Clawback Policy”) designed to comply with the final listing standards adopted by the NYSE to implement Exchange Act Rule 10D-1. Under the Dodd-Frank Clawback
Policy, Flowserve will recoup any excess incentive-based compensation earned by an executive officer (including each of our NEOs), on or after October 2, 2023 and during a three fiscal year lookback period, in the event of a financial restatement if a lesser amount of incentive-based compensation would have been earned had such incentive-based compensation been determined based on the restated results, regardless of the presence of any misconduct by the executive officer. For purposes of the Dodd-Frank Clawback Policy, incentive-based compensation includes any compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure.
The O&C Committee has also adopted a separate Recoupment of Incentive Compensation Policy (the “Misconduct
Clawback Policy”), which applies to officers holding a title of Vice President or higher (including all NEOs). The
Misconduct Clawback Policy authorizes the O&C Committee to, in its discretion, seek recoupment: (1) of any excess amounts earned under the AIP or any performance-based long-term incentives (including PSUs) by a covered officer during a three fiscal year lookback period in the event of a financial restatement if it is determined that a lesser amount would have been earned had such compensation been determined based on the restated results, and (2) of any amounts earned under the AIP or any of our equity incentive programs (including both PSUs and time-based RSUs) during the three-year period preceding the discovery of an event the covered officer engages in that constitutes misconduct, including a willful and material violation of our Code of Conduct.
These clawback policies continue to reinforce our commitment to integrity and the highest standards of ethical conduct through our compensation program.

2026 PROXY STATEMENT	51
EXECUTIVE COMPENSATION
Accounting Implications of Executive Compensation
Accounting Implications of Executive Compensation
The Company recognizes compensation expense in our financial statements for all equity-based awards pursuant to the principles set forth in FASB ASC 718, “Compensation—Stock Compensation.” The O&C Committee considered the GAAP accounting implications of the awards in setting the long-term incentive mix and further determined that the mix of RSUs and PSUs was appropriate for 2025.
Equity Grant Timing
The Company currently grants equity awards to our executive officers at the regularly scheduled O&C Committee and
Board meetings in February of each year, with such grants effective on the date of the Board meeting, when awards to our NEOs are typically approved. The Board generally grants director equity awards each year immediately following our annual meeting of shareholders. The Company may also consider and approve interim or mid-year grants, from time to time based on business needs and may change its equity grant practices in the future. Although the Company does not currently grant stock options, eligible U.S. employees may enroll to purchase shares under the terms of our Employee
Stock Purchase Plan with monthly purchase dates using payroll deductions accumulated during the prior monthly accumulation period. The Company does not take material non-public information into account when determining the timing and terms of equity awards and has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Executive Compensation Program Review and Compensation Risk
The O&C Committee regularly monitors and annually reviews our compensation programs to determine, in consultation with its compensation consultant, whether the elements of the program are consistent with our executive compensation objectives and principles. As part of this, the O&C Committee evaluates whether the Company’s risk management objectives are being met with respect to the executive compensation program and our compensation programs in aggregate. If the elements of the program are determined to be inconsistent with our objectives and principles, or if any incentives are determined to encourage risks that are reasonably likely to have a material adverse effect on us, the elements are adjusted as necessary.
The O&C Committee has concluded that no risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the O&C Committee considered the following:

Attribute	Risk-Mitigating Effect
Emphasis on long-term, equity-based compensation subject to our rigorous Clawback Policies	Discourages risk-taking that produces short-term results at the expense of building long-term shareholder value
Long vesting requirements •3-year ratable vesting for RSUs •3-year performance period for PSUs
AIP and PSU payouts are capped
The O&C Committee can exercise discretion in determining AIP payouts
Robust stock ownership guidelines	Helps ensure alignment with shareholder interests
No derivative transactions allowed
Independent compensation consultant retained by the O&C Committee	Incentive programs are balanced to reward the accomplishment of appropriate short-term goals that facilitate long-term sustainability and growth for shareholders

52	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Organization and Compensation Committee Report
Organization and Compensation Committee Report
The O&C Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above in this proxy statement with Management. Based on this review and discussion, the O&C Committee recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2025.
Michael C. McMurray, Chairman
Gayla J. Delly
Cheryl H. Johnson
Ross B. Shuster

2026 PROXY STATEMENT	53
EXECUTIVE COMPENSATION
Summary Compensation Table
Summary Compensation Table
The following table sets forth compensation information for 2025, 2024 and 2023 for our Named Executive Officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualiﬁed Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
R. Scott Rowe President & Chief Executive Officer	2025	1,236,538	—	7,245,114	1,901,250	227,101	304,229	10,914,232
	2024	1,200,000	—	6,672,310	2,040,000	665,849	20,928	10,599,087
	2023	1,200,000	—	6,270,244	2,670,000	422,246	20,996	10,583,487
Amy B. Schwetz Senior Vice President & Chief Financial Officer	2025	791,654	—	2,166,495	936,000	109,227	131,693	4,135,069
	2024	762,808	—	2,082,128	941,256	253,325	32,542	4,072,059
	2023	734,416	—	1,928,159	1,062,304	163,055	37,707	3,925,641
Lamar L. Duhon Former President, Flowserve Pumps Division	2025	625,038	—	1,134,775	523,875	76,284	105,087	2,465,059
	2024	591,808	—	1,041,064	686,504	179,735	32,394	2,531,505
	2023	527,885	—	856,976	603,750	82,771	31,589	2,102,970
Alice DeBiasio President, Flow Control Division	2025	105,769	750,000(5)	711,595	70,039	—	39,185	926,588
Susan C. Hudson Senior Vice President, Chief Legal Officer and Corporate Secretary	2025	509,385	—	825,350	429,975	57,966	86,649	1,909,325
	2024	455,423	—	806,818	412,828	126,491	37,785	1,839,345
	2023	417,538	—	696,265	490,568	80,944	30,516	1,715,832
Kirk R. Wilson Senior Advisor	2025	518,269	—	723,714	305,025	82,192	62,517	1,691,717
	2024	490,308	—	702,715	354,250	213,713	16,082	1,777,068
	2023	459,109	—	696,265	509,704	147,453	12,936	1,825,467
(1)Amounts disclosed reflect actual salary payments during 2025.
(2)Represents the grant date fair value of long-term equity incentive awards under the Company’s long-term incentive program and, for
Messrs. Rowe and Wilson, Company matching grants received under the ESPP, computed in accordance with FASB ASC 718
“Compensation—Stock Compensation”, excluding the impact of forfeitures. Stock awards include annual incentive awards granted in the form of restricted stock units that vest ratably over a three-year period and contingent performance share units. The performance criteria for the 2025 performance share units are described in further detail under the caption “2025 Executive Compensation Decisions—Long-Term
Incentives” above. The reported value of the performance share units is computed based on the grant date estimate of compensation cost to be recognized over the three-year period. Payout for the contingent performance awards can range from 0 shares to a maximum of
230% of target (assuming maximum performance and application of the +15% rTSR modifier). Assumptions used in the valuations are discussed in Notes 1 and 8 to the Company’s audited consolidated financial statements for the year ended December 31, 2025 in the
Annual Report.
The value of the 2025 stock awards are calculated using a price per share of $62.73, the closing market price of the Company’s common stock as reported by the NYSE on February 13, 2025, the date of the grant, with the exception of Ms. DeBiasio’s grant, which was granted on October 28, 2025 and the value was calculated using a price per share of $52.66, the closing market price of the Company’s common stock as reported by the NYSE on October 28, 2025. The table below sets forth each NEO’s long-term equity incentive awards granted in 2025:

Name	Restricted Stock Units (#)	Value of Restricted Stock Units ($)	Performance Share Units Target (#)	Performance Share Units Target ($)(A)	Performance Share Units Maximum (#)	Performance Share Units – Maximum ($)(B)
R. Scott Rowe	50,456	3,165,105	61,669	4,075,704	141,839	8,897,542
Amy B. Schwetz	16,818	1,054,993	16,818	1,111,502	38,681	2,426,484
Lamar L. Duhon	8,809	552,589	8,809	582,187	20,261	1,270,954
Alice DeBiasio	13,513	711,595	—	—	—	—
Susan C. Hudson	6,407	401,911	6,407	423,439	14,736	924,396
Kirk R. Wilson	5,606	351,664	5,606	370,501	12,894	808,828

54	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
(A)The contingent performance share units vest based on the achievement of ROIC, Free Cash Flow and relative TSR metrics. The amounts disclosed in this column have a fair value of $66.09 per unit calculated using the Monte Carlo simulation. Ms. DeBiasio did not receive any performance share units.
(B)The maximum potential value of the contingent performance share units assumes a 230% payout after application of the rTSR payout modifier and is based on the $62.73 per share closing market price as reported by the NYSE on February 13, 2025, the date of the grant.
(3)The amounts in this column represent the earned annual cash incentive awards under the Company’s Annual Incentive Plan for the applicable year.
(4)This column includes the following components for the Named Executive Officers for 2025, calculated at the aggregate incremental cost to the Company.

Name	Deﬁned Contribution Retirement Plan Contributions(A) ($)	Insurance Premiums(B) ($)	Other ($)	Relocation Benefits(C) ($)	Security Benefit ($)	Personal Use of Aircraft(D) ($)	Total ($)
R. Scott Rowe	215,812	2,034	4,245(E)	—	23,954	58,184	304,229
Amy B. Schwetz	112,639	1,564	17,490(F)	—	—	—	131,693
Lamar L. Duhon	85,250	2,347	17,490(F)	—	—	—	105,087
Alice DeBiasio	952	90	—	38,143	—	—	39,185
Susan C. Hudson	64,494	639	21,516(G)	—	—	—	86,649
Kirk R. Wilson	56,775	1,962	3,780(E)	—	—	—	62,517
(A)Reflects 401(k) savings and SRSP contributions.
(B)Reflects annual premiums for group term life insurance.
(C)Reflects relocation expenses paid in connection with Ms. DeBiasio’s relocation, including a tax gross-up of $13,143.
(D)Reflects non-business use of company chartered aircraft.
(E)Reflects amounts attributable to an annual physical exam.
(F)Reflects amounts attributable to annual financial counseling.
(G)Reflects amounts attributable to an annual physical exam ($4,026) and annual financial counseling ($17,490).
(5)Represents a one-time signing bonus paid in connection with Ms. DeBiasio’s hiring, subject to repayment if she resigns her employment other than for Good Reason or is terminated for Just Cause prior to October 13, 2027.

2026 PROXY STATEMENT	55
EXECUTIVE COMPENSATION
2025 Grants of Plan-Based Awards
2025 Grants of Plan-Based Awards
The following table sets forth certain information with respect to 2025 plan-based awards granted to the Named Executive
Officers during the year ended December 31, 2025.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Award(1)			Estimated Future Payouts Under Equity Incentive Plan Award(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R. Scott Rowe		345,313	1,625,000	3,737,500	—	—	—	—		—
	2/13/2025	—	—	—	26,209	61,669	141,839	—		4,075,704	(4)
	2/13/2025	—	—	—	—	—	—	50,456	(5)	3,165,105
	1/2/2025	—	—	—	—	—	—	10	(6)	554
	2/3/2025	—	—	—	—	—	—	13	(6)	831
	3/3/2025	—	—	—	—	—	—	10	(6)	554
	4/1/2025	—	—	—	—	—	—	11	(6)	554
	5/1/2025	—	—	—	—	—	—	13	(6)	577
	6/2/2025	—	—	—	—	—	—	12	(6)	577
	7/1/2025	—	—	—	—	—	—	11	(6)	577
	8/1/2025	—	—	—	—	—	—	1	(6)	81
Amy B. Schwetz		170,000	800,000	1,840,000	—	—	—	—		—
	2/13/2025	—	—	—	7,148	16,818	38,681	—		1,111,502	(4)
	2/13/2025	—	—	—	—	—	—	16,818	(5)	1,054,993
Lamar L. Duhon		101,203	476,250	1,095,375	—	—	—	—		—
	2/13/2025	—	—	—	3,744	8,809	20,261	—		582,187	(4)
	2/13/2025	—	—	—	—	—	—	8,809	(5)	552,589
Alice DeBiasio		17,932	84,384	194,083	—	—	—	—		—
	10/28/2025	—	—	—	—	—	—	13,513		711,595	(4)
Susan C. Hudson		78,094	367,500	845,250	—	—	—	—		—
	2/13/2025	—	—	—	2,723	6,407	14,736	—		423,439	(4)
	2/13/2025	—	—	—	—	—	—	6,407	(5)	401,911
Kirk R. Wilson		78,094	367,500	845,250	—	—	—	—		—
	2/13/2025	—	—	—	2,383	5,606	12,894	—		370,501	(4)
	2/13/2025	—	—	—	—	—	—	5,606	(5)	351,664
	1/2/2025	—	—	—	—	—	—	2	(6)	115
	2/3/2025	—	—	—	—	—	—	3	(6)	173
	3/3/2025	—	—	—	—	—	—	2	(6)	115
	4/1/2025	—	—	—	—	—	—	2	(6)	115
	5/1/2025	—	—	—	—	—	—	3	(6)	121
	6/2/2025	—	—	—	—	—	—	2	(6)	121
	7/1/2025	—	—	—	—	—	—	2	(6)	121
	8/1/2025	—	—	—	—	—	—	2	(6)	121
	9/2/2025	—	—	—	—	—	—	3	(6)	182
	10/1/2025	—	—	—	—	—	—	2	(6)	121
	11/3/2025	—	—	—	—	—	—	2	(6)	121
	12/1/2025	—	—	—	—	—	—	2	(6)	121
(1)Under the Annual Incentive Plan, the primary performance measures are internally defined metrics approved by the O&C Committee. The performance criteria for these awards are discussed in “2025 Executive Compensation Decisions—Annual Incentive Plan” above. Actual amounts payable under the Annual Incentive Plan, if any, can range from 25% (Threshold) to 200% (Maximum) of the target amounts for the Named Executive Officers based upon the extent to which performance under the foregoing criteria meets, exceeds or is below the target. In addition, the payment is subject to a strategic goals payout modifier which may increase or decrease the payout by +/-15%.
(2)The number of shares listed reflects PSUs granted under the Company’s long-term incentive program that could be earned if the threshold, target, or maximum performance goals are attained. The performance criteria for these awards are discussed in “2025 Executive
Compensation Decisions—Long-Term Incentives” above.
(3)These amounts represent the fair value, as determined under FASB ASC Topic 718, of the stock awards based on the grant date fair value estimated by the Company for financial reporting purposes, excluding the effect of estimated forfeitures.
(4)Represents the fair value on the date of grant of PSUs, excluding the effect of estimated forfeitures and using the Monte Carlo simulation.
During the performance period, earned and unearned compensation expense is adjusted based on changes in the expected achievement of the performance targets.
(5)The amounts shown reflect the number of annual RSUs granted to each Named Executive Officer under the Company’s long-term incentive plan.
(6)The amounts shown reflect shares contributed by the Company as a 15% match to the shares the Named Executive Officer purchased under the Company's ESPP.

56	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
Outstanding Equity Awards at Year-End 2025
Outstanding Equity Awards at Year-End 2025
The following table sets forth information with respect to outstanding equity awards held as of December 31, 2025, by the
Named Executive Officers.

Name	Stock Award
	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
R. Scott Rowe	129,000(2)	8,950,029	—	—
	193,907(3)	13,453,243	206,558(4)	14,330,974
	—	—	143,619(5)	9,964,270
Amy B. Schwetz	43,117(6)	2,991,457	—	—
	58,660(3)	4,069,818	58,598(4)	4,065,508
	—	—	39,167(5)	2,717,397
Lamar L. Duhon	21,457(7)	1,488,678	—	—
	26,072(3)	1,808,845	29,299(4)	2,032,756
	—	—	20,515(5)	1,423,328
Alice DeBiasio	13,513(8)	937,532	—	—
	—	—	—	—
Susan C. Hudson	16,356(9)	1,134,799	—	—
	21,182(3)	1,469,627	22,706(4)	1,575,372
	—	—	14,921(5)	1,035,220
Kirk R. Wilson	14,170(10)	983,106	—	—
	21,182(3)	1,469,627	19,775(4)	1,371,984
	—	—	13,056(5)	905,798
(1)Calculated using a price per share of $69.38, the closing market price of the Company’s common stock as reported by the NYSE on
December 31, 2025, the last trading date of the Company’s last completed fiscal year. The RSU and contingent performance share unit amounts include dividend equivalents accrued on the “target” award, which will vest only to the same extent as the underlying award, if at all.
(2)29,079 RSUs vested on February 17, 2026 and 41,446 RSUs vested on March 1, 2026, in each case including accrued dividend equivalents. Mr. Rowe’s remaining RSUs vest as follows: 41,446 shares of RSUs on March 1, 2027 and 17,029 RSUs on March 1, 2028.
(3)These represent 2023 contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2023 plan were based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets; and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which could increase or decrease the award 15% compared to that of the PPG for the same period. Payouts could range from 0 shares to a maximum of 230% of the target. In February of 2026, these awards were certified based on performance through December 31, 2025 and vested at 214.8% of target on February 12, 2026 and are reflected at such level in the table above.
(4)These represent 2024 contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2024 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets; and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which can increase or decrease the award 15% compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 230% of the target. In accordance with SEC requirements, these contingent performance share units are shown at maximum in this table.
(5)These represent 2025 contingent performance share units under the Company’s long-term incentive program, plus accrued dividend equivalents. The targets set for the 2025 plan are based on: 1) ROIC improvement goals compared to the Company’s long-term ROIC targets; and 2) Free Cash Flow as a percent of net income, including a secondary measure of relative TSR which can increase or decrease the award up to 15% compared to that of the PPG for the same period. Payouts can range from 0 shares to a maximum of 230% of the target. In accordance with SEC requirements, these contingent performance share units are shown at maximum in this table.

2026 PROXY STATEMENT	57
EXECUTIVE COMPENSATION
2025 Option Exercises and Stock Vested
(6)9,103 RSUs vested on February 17, 2026 and 14,169 RSUs vested on March 1, 2026, including accrued dividend equivalents.
Ms. Schwetz’s remaining RSUs vest as follows: 14,169 RSUs on March 1, 2027 and 5,676 RSUs on March 1, 2028.
(7)4,045 RSUs vested on February 17, 2026 and 7,220 RSUs vested on March 1, 2026, including accrued dividend equivalents. Mr. Duhon’s remaining RSUs vest as follows: 7,219 RSUs on March 1, 2027 and 2,973 RSUs on March 1, 2028.
(8)4,505 RSUs vest on October 28, 2026, including accrued dividend equivalents. Ms. DeBiasio’s remaining RSUs vest as follows: 4,504
RSUs on October 28, 2027 and 4,504 on October 28, 2028.
(9)3,287 RSUs vested on February 17, 2026 and 5,454 RSUs vested on March 1, 2026, including accrued dividend equivalents. Ms. Hudson’s remaining RSUs vest as follows: 5,453 RSUs on March 1, 2027 and 2,162 RSUs on March 1, 2028.
(10)3,188 RSUs vested on February 17, 2026 and 4,581 RSUs vested on March 1, 2026, including accrued dividend equivalents. Mr. Wilson’s remaining RSUs were forfeited upon his termination of employment, in accordance with the RSU award agreements.
2025 Option Exercises and Stock Vested
The following table sets forth certain information with respect to stock options exercised and restricted stock unit vesting during the fiscal year ended December 31, 2025, with respect to the Named Executive Officers.

Name	Option Awards		Stock Award
	Number of Shares Acquired on Exercise (#)(1)	Value Realized Upon Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)
R. Scott Rowe	114,943	2,518,413	156,116	9,528,768
Amy B. Schwetz	—	—	47,014	2,861,705
Lamar L. Duhon	—	—	17,622	1,065,361
Alice DeBiasio	—	—	—	—
Susan C. Hudson	—	—	13,261	791,596
Kirk R. Wilson	—	—	16,764	1,024,215
(1)This column reflects the number of shares acquired on exercise of stock options during the fiscal year ended December 31, 2025.
(2)This column reflects the difference between the market value of the shares on the date of the exercise and the exercise price of the stock options.
(3)The number of shares reported includes shares that were surrendered during the fiscal year ended December 31, 2025, to pay for taxes upon the vesting of restricted stock units and performance share units.

58	2026 PROXY STATEMENT
EXECUTIVE COMPENSATION
2025 Pension Benefits
2025 Pension Benefits
The following table sets forth certain information as of December 31, 2025, with respect to potential payments under our pension plans for each Named Executive Officer. Please refer to “Executive Compensation—Other Benefits” above for a narrative description of the material factors necessary to an understanding of our pension plans.

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Beneﬁt ($)	Payments During Last Fiscal Year ($)
R. Scott Rowe	Qualified—Cash Balance	8.8	194,665	—
	Non-Qualified—SMRP	8.8	1,552,092	—
	Non-Qualified—SERP	8.8	1,205,672	—
Amy B. Schwetz	Qualified—Cash Balance	5.8	109,018	—
	Non-Qualified—SMRP	5.8	351,536	—
	Non-Qualified—SERP	5.8	398,776	—
Lamar L. Duhon	Qualified—Cash Balance	4	71,689	—
	Non-Qualified—SMRP	4	123,228	—
	Non-Qualified—SERP	4	187,720	—
Alice DeBiasio	Qualified—Cash Balance	N/A	—	—
	Non-Qualified—SMRP	N/A	—	—
	Non-Qualified—SERP	N/A	—	—
Susan C. Hudson	Qualified—Cash Balance	9.7	153,895	—
	Non-Qualified—SMRP	9.7	90,734	—
	Non-Qualified—SERP	9.7	144,043	—
Kirk R. Wilson	Qualified—Cash Balance	38.6	468,268	—
	Non-Qualified—SMRP	38.6	637,479	—
	Non-Qualified—SERP	38.6	383,457	—
(1)The Company sponsors cash balance designed pension plans for eligible employees. Each executive accumulates a notional amount derived from the plan provisions; each Named Executive Officer’s account balances as of December 31, 2025, are presented above.
Assumptions used in the valuations are discussed in Note 13 to the Company’s audited consolidated financial statements for the year ended December 31, 2025 in the Annual Report. The SERP was frozen to new participants as of September 2023 and the Qualified Plan and SMRP were frozen to future accruals as of January 1, 2025.
2025 Nonqualified Deferred Compensation Benefits
The following table sets forth certain information as of December 31, 2025, with respect to benefits accrued under our
Supplemental Retirement Savings Plan (“SRSP”), a non-qualified deferred compensation plan that was first made available to eligible U.S. executives, including each Named Executive Officer effective January 1, 2025. Please refer to
“Executive Compensation—Other Benefits” above for a narrative description of the SRSP.

	Executive Contributions in 2025 ($)(1)	Registrant Contributions in 2025 ($)(1)	Aggregate Earnings in 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate balance at 2025 Year-End ($)
R. Scott Rowe	—	193,062	—	—	193,062
Amy B. Schwetz	—	89,889	—	—	89,889
Lamar L. Duhon	—	62,500	—	—	62,500
Alice DeBiasio	—	—	—	—	—
Susan C. Hudson	—	41,744	—	—	41,744
Kirk R. Wilson	—	34,025	—	—	34,025
(1)Participant contributions to the SRSP are not permitted. The Company provides a discretionary employer contribution to the plan for each year in an amount equal to 6.5% of each participant’s eligible compensation in excess of applicable IRS limits. Although accrued as of
December 31, 2025, this amount was credited to the SRSP account for each participant in early 2026.

2026 PROXY STATEMENT	59
EXECUTIVE COMPENSATION
Quantification of Potential Payments
Quantification of Potential Payments
The following table sets forth the estimated value of the potential payments to each of the NEOs, other than Mr. Wilson, assuming the executive’s employment had terminated on December 31, 2025, under the scenarios outlined below. The payments made to Mr. Wilson in connection with his termination of employment on January 9, 2026 are described below.
For the events of termination involving a change in control, we assumed that the change in control also occurred on
December 31, 2025. In addition to the payments set forth in the following tables, the NEOs may receive certain payments upon their termination or a change in control pursuant to our Qualified Pension Plan, SERP, SMRP and SRSP. Previously
vested amounts and contributions made to such plans by each NEO are disclosed in the “2025 Pension Benefits” and the
“2025 Nonqualified Deferred Compensation Benefits” tables above.

		Payout ($)
Triggering Event	Compensation Component	R. Scott Rowe	Amy B. Schwetz	Lamar L. Duhon	Alice DeBiasio	Susan C. Hudson
Death	Life Insurance (1.5x base salary; third party payment, max $1.5 million)	1,500,000	1,200,000	952,500	825,000	787,500
	Immediate vesting of outstanding equity awards(2)	19,513,178	5,940,547	2,991,323	937,532	2,269,839
	Total	21,013,178	7,140,547	3,943,823	1,762,532	3,057,339
Disability	Short-term and long-term disability benefit to age 65 (third party payment)	2,814,667	3,460,667	2,373,333	5,448,667	3,936,000
	Immediate vesting of outstanding equity awards(1)	19,513,178	5,940,547	2,991,323	937,532	2,269,839
	Total	22,327,845	9,401,213	5,364,656	6,386,199	6,205,839
Retirement	Vesting of outstanding equity awards	—	—	—		—
	Total	—	—	—		—
Termination Without Cause by the Company Not in Connection with Change in Control	Termination payment (2x base salary)	2,500,000	1,600,000	1,270,000	1,100,000	1,050,000
	Termination payment (target annual incentive award)	1,625,000	800,000	476,250	385,000	367,500
	Vesting of outstanding equity(2)	4,892,890	1,614,557	781,510	312,479	606,405
	Total	9,017,890	4,014,557	2,527,760	1,797,479	2,023,905
Change in Control— Termination Without Cause by the Company or Constructive Termination	Termination payment (base salary times applicable multiplier)	3,750,000	1,600,000	1,270,000	1,100,000	1,050,000
	Termination payment (target annual incentive award times applicable multiplier)	4,875,000	1,600,000	952,500	770,000	735,000
	Immediate vesting of outstanding equity awards(1)	19,513,178	5,940,547	2,991,323	937,532	2,269,839
	Supplemental pension benefit	887,268	247,388	152,667	—	129,889
	Health & welfare benefit	64,881	42,713	39,012	40,116	3,006
	Excise tax and gross-up payment	—	—	—		—
	Total	29,090,327	9,430,648	5,405,502	2,847,648	4,187,734
(1)For equity awards, these amounts are calculated assuming that the market price per share of the Company’s common stock on the date of event was equal to the closing price of the Company’s common stock on December 31, 2025 ($69.38).
(2)For equity awards, these amounts were calculated using the treatment set forth under the Executive Officer Severance Plan and using the market price per share of the Company’s common stock on December 31, 2025 ($69.38). The treatment of outstanding equity awards upon a termination of employment without cause not in connection with a change in control is discussed in “2025 Executive Compensation
Decisions—Other Benefits” above.
Mr. Wilson Termination of Employment
Mr. Wilson’s termination of employment on January 9, 2026 constituted a termination without cause as defined in the
Executive Officer Severance Plan. Accordingly, he received: (1) cash severance of $1,050,000 payable over 24 months following his termination date; (2) $367,500 in respect of his target AIP award for 2026, which will be paid in early 2027, assuming the Company achieves at least threshold performance for each metric under the 2026 AIP, and (3) continued
vesting of 7,768 RSUs, which were scheduled to vest within 90 days of his termination date, and 5,636 PSUs, which reflects a pro-rata portion of his target 2024-2026 PSUs, subject to performance conditions.

60	2026 PROXY STATEMENT
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (as calculated under SEC regulations) and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with Company performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

PEO = Principal Executive Ofﬁcer NEO = Named Executive Officer					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table ("SCT") Total for PEO(1)	Compensation Actually Paid (CAP) to PEO(2)	Average SCT Total for Non- PEO NEOs(3)	Average CAP to Non-PEO NEOs(4)	Total Shareholder Return ("TSR")(5)	Peer Group TSR(6)	Net Income ($M)(7)	Adjusted Operating Income(8)
2025	$10,914,232	$19,310,009	$2,375,551	$3,509,485	$208.76	$189.03	$346	$700
2024	$10,599,087	$25,781,556	$2,554,994	$4,916,881	$170.49	$158.48	$283	$514
2023	$10,583,487	$15,439,805	$2,392,478	$2,962,426	$120.16	$135.11	$187	$463
2022	$8,702,893	$6,339,788	$2,028,865	$1,628,059	$87.51	$114.42	$189	$200
2021	$12,478,106	$8,468,743	$2,420,811	$1,933,079	$84.90	$121.10	$126	$284
(1)The dollar amounts reported are the amounts in the “Total” column of the Summary Compensation Table in each applicable year.
(2)The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to the Summary Compensation total compensation to determine the compensation actually paid for 2025:

Year	Reported Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Value of Change in Pension(c)	Change in Pension Adjustments(d)	CAP to PEO
2025	$10,914,232	$(7,245,114)	$15,640,891	$(227,101)	$227,101	$19,310,009
(a)The reported value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary
Compensation Table for the applicable year.
(b)The valuation assumptions used to determine fair values as of each applicable year-end or vesting date did not materially differ from those used to determine fair value at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change from Prior Year End to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments
2025	$8,126,634	$6,932,676	$581,581	$15,640,891
(c)The value shown represents the aggregate change in the actuarial present value of accumulated benefits under defined benefit pension plans as reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in the
Summary Compensation Table for the applicable year.
(d)The change in pension adjustments for each applicable year reflects the service cost attributable to services rendered during the applicable year.
(3)The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers ("NEOs") as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Amy Schwetz, Lamar Duhon, Alice
DeBiasio, Susan Hudson, and Kirk Wilson; (ii) for 2024 and 2023, Amy Schwetz, Lamar Duhon, Kirk Wilson and Susan Hudson; (iii) for
2022 and 2021, Amy Schwetz, Elizabeth Burger, Keith Gillespie, and Tamara Morytko; and (iv) for 2020, Amy Schwetz, Elizabeth Burger,
Keith Gillespie, Lanesha Minnix and John Roueche.

2026 PROXY STATEMENT	61
PAY VERSUS PERFORMANCE
(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the applicable non-PEO NEOs as a group
(as described in footnote (3), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group for each year to determine the compensation actually paid:

Year	Average Reported SCT Total for non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Reported Value of Change in Pension(c)	Average Change in Pension Adjustments(d)	Average CAP to Non-PEO NEOs
2025	$2,375,551	$(1,112,385)	$2,246,319	$(65,134)	$65,134	$3,509,485
(a)The average reported value of equity awards represents the average total of the amounts reported in the “Stock Awards” column in the
Summary Compensation Table for the applicable year for non-PEO NEOs.
(b)The amounts deducted or added in calculating the total average equity award adjustments for non-PEO NEOs are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change from Prior Year End to Vesting Date in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments
2025	$1,272,749	$907,528	$66,042	$2,246,319
(c)The value shown represents the average aggregate change in the actuarial present value of accumulated benefits under defined benefit pension plans as reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column in the
Summary Compensation Table for the applicable year for non-PEO NEOs.
(d)The average change in pension adjustments for each applicable year reflects the service cost attributable to services rendered during the applicable year for non-PEO NEOs.
(5)Cumulative TSR is calculated by dividing (a) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by
(b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for all rows in the table is December 31, 2020.
(6)The peer group used for this purpose is the S&P 500 Industrials Index.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)Represents the Company’s Adjusted Operating Income as used in determining incentive compensation payouts under the Company’s
Annual Incentive Plan. For information on how this is calculated from our audited financial statements, see Annex I: Reconciliation of
Reported Results to Non-GAAP Financial Results.
Financial Performance Measures
As described in greater detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected with an objective to incentivize our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive “compensation actually paid” to the Company’s NEOs, for the most recently completed fiscal year, to the
Company’s performance are as follows:
•Relative Total Shareholder Return
•Adjusted Operating Income
•Return on Invested Capital
•Free Cash Flow as a % of Adjusted Net Income

62	2026 PROXY STATEMENT
PAY VERSUS PERFORMANCE
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all such Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphical presentations of the relationships between information presented in the Pay versus
Performance table.
Compensation Actually Paid, Cumulative TSR and Cumulative TSR of the Peer Group

Pay Versus TSR 2021-2025
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
$200
$150
$100
$50
$0
$40
$30
$20
$10
$0
$121
$114
$135
$158
$189
$85
$88
$120
$170
$209
$8.5
$1.9
$6.3
$1.6
$15.4
$3.0
$25.8
$4.9
$19.3
$3.5
2021
2022
2023
2024
2025
CAP to CEO
Other NEOs
Co. TSR
Peer TSR

2026 PROXY STATEMENT	63
PAY VERSUS PERFORMANCE
Compensation Actually Paid and Net Income

Pay Versus Net Income 2021-2025
Annual Net Income ($ Mil.)
Compensation Actually Paid ($ Mil.)
$0
$100
$200
$300
$0
$10
$20
$30
$40
$126
$189
$187
$283
$346
$8.5
$1.9
$6.3
$1.6
$15.4
$3.0
$25.8
$4.9
$19.3
$3.5
2021
2022
2023
2024
2025
CAP to CEO
Other NEOs
Net Income

Compensation Actually Paid and Adjusted Operating Income

Pay Versus Adjusted OI 2021-2025
Annual Oper. Income ($ Mil.)
Compensation Actually Paid ($ Mil.)
$700
$600
$500
$400
$300
$200
$100
$0
$40
$32
$24
$16
$8
$0
$284
$200
$463
$514
$700
$8.5
$1.9
$6.3
$1.6
$15.4
$3.0
$25.8
$4.9
$19.3
$3.5
2021
2022
2023
2024
2025
CAP to CEO
Other NEOs
Operating Income

64	2026 PROXY STATEMENT
CEO PAY RATIO FOR FISCAL YEAR 2025
Pay Ratio
Our CEO to median-compensated employee pay ratio has been calculated in accordance with the applicable rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act and is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Mr. Rowe had 2025 total compensation of $10,914,232, which reflects the total compensation reported in the “Summary Compensation Table” in this proxy statement. Our median employee’s annual total compensation for 2025 was $74,349, calculated using the same methodology as used in the calculation of our CEO’s compensation discussed above. As a result, the annual total compensation for our CEO in 2025 was approximately 147 times that of our median employee’s annual total compensation.
Identification of Median Employee
In 2025, we identified the median employee by examining the total target cash compensation for all employees who were employed by the Company or its consolidated subsidiaries on October 1, 2025, excluding our CEO.
Total target cash compensation was calculated by totaling an employee’s annual base salary and target incentive compensation. We did not make any assumptions, adjustments, or estimates with respect to total target cash compensation. We used total target cash compensation and excluded annual equity awards for our calculations because we do not widely distribute annual equity awards to employees.
Annual Total Compensation
After identifying the median employee based on total target cash compensation, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the
“Summary Compensation Table” in this proxy statement.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.
As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2026 PROXY STATEMENT	65
PROPOSAL TWO:
ADVISORY VOTE TO APPROVE
EXECUTIVE COMPENSATION
At each annual meeting, the Board provides shareholders the opportunity to cast an advisory vote on the compensation of our Named Executive Officers, pursuant to Schedule 14A of the Securities Exchange Act of 1934 (as amended, the
“Exchange Act”). This proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to endorse or not endorse our executive compensation programs and policies and the compensation paid to our Named
Executive Officers. At our 2023 Annual Meeting, our shareholders voted in favor of holding Say on Pay votes on an annual basis, and we currently hold Say on Pay votes every year. We expect that our next Say on Pay vote following the
2026 Annual Meeting will be held at our 2027 Annual Meeting of Shareholders provided our Board does not change our annual Say on Pay frequency.
The Board values the opinions of the Company’s shareholders as expressed through their votes and other communications. This Say on Pay vote is advisory, meaning that it is not binding on the O&C Committee or Board. This vote will not affect any compensation already paid or awarded to any Named Executive Officer, nor will it overrule any decisions the Board has made. Nonetheless, the O&C Committee and the Board will review and carefully consider the outcome of the advisory vote on executive compensation when making future decisions regarding our executive compensation programs and policies.
We generally design our executive compensation programs to implement our core objectives of attracting and retaining key leaders, rewarding current performance, driving future performance and aligning the long-term interests of our executives with those of our shareholders. Shareholders are encouraged to read the Compensation Discussion and
Analysis (“CD&A”) section of this proxy statement. In the CD&A, we have provided shareholders with a description of our compensation programs, including the philosophy and strategy underpinning the programs, the individual elements of the compensation programs and how our compensation plans are administered.
The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving our core objectives. Accordingly, the Board recommends that you vote in favor of the following resolution:
“RESOLVED, that the Flowserve Corporation shareholders approve, on an advisory basis, the compensation of the
Company’s named executive officers as described in the section of this Proxy Statement entitled
‘Executive Compensation’.”

The Board recommends that you vote “FOR” the approval of this advisory vote on Executive Compensation.

66	2026 PROXY STATEMENT
CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS
Related Party Transaction Policy
The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a single calendar year.
The policy provides that the CG&N Committee reviews transactions subject to the policy and determines whether or not to approve or ratify (in certain limited circumstances where pre-approval was not feasible) those transactions. In doing so, the CG&N Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chairman of the CG&N Committee to pre-approve or ratify transactions (in certain limited circumstances where pre-approval was not feasible) where the aggregate amount involved is expected to be less than
$1 million. A summary of any new transactions pre-approved by the Chairman is provided to the full CG&N Committee for its review in connection with each regularly scheduled CG&N Committee meeting.
The CG&N Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:
•business transactions with other companies in which a related person’s only relationship is as an employee, director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NYSE’s listing standards and the Company’s director independence standards; and
•charitable contributions, grants or endowments to a charitable organization where a related person is an employee if the aggregate amount involved does not exceed the greater of $1 million or 2% of the organization’s total annual receipts.
Since January 1, 2025, there were no reportable related person transactions, and there are currently no proposed transactions in excess of $120,000 in which the Company was or is to be a participant and in which any related person has or will have a direct or indirect material interest.

2026 PROXY STATEMENT	67
SECURITY OWNERSHIP OF DIRECTORS AND
CERTAIN EXECUTIVE OFFICERS
The following table sets forth as of March 17, 2026, ownership of Company common stock by director nominees, members of the Board, each executive officer individually and all members of the Board and all executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified possesses sole voting and investment power with respect to his or her shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Total	Percent of Class
Directors
Sujeet Chand	1,000	26,853(2)	*
Ruby R. Chandy	2,574	35,767(3)	*
Gayla J. Delly	21,496	67,477(4)	*
John L. Garrison	—	37,041(5)	*
Cheryl H. Johnson	1,623	12,856(6)	*
Michael C. McMurray	3,099	17,033(7)	*
Thomas B. Okray	10,762	10,762	*
R. Scott Rowe	507,596	507,596	*
Brian D. Savoy	—	—	*
Ross B. Shuster	3,099	3,099	*
Kenneth I. Siegel	—	18,500(8)	*
Named Executive Ofﬁcers(9)
Alice M. DeBiasio	—	—	*
Lamar L. Duhon	37,723	37,723	*
Susan C. Hudson	24,681	24,681	*
Amy B. Schwetz	102,390	102,390	*
Kirk R. Wilson	37,332	37,332
All members of the Board and executive ofﬁcers as a group (15 individuals)(10)	716,043	901,778(11)	*
*Less than 1%.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. For each person or group, also includes any securities that person or group has the right to acquire within 60 days pursuant to stock options under certain Company stock option and incentive plans.
(2)Includes 25,853 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Chand does not possess any voting or investment power over these deferred shares.
(3)Includes 33,193 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Chandy does not possess any voting or investment power over these deferred shares.
(4)Includes 45,981 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Delly does not possess any voting or investment power over these deferred shares.
(5)Represents shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Garrison does not possess any voting or investment power over these deferred shares.
(6)Includes 11,233 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Ms. Johnson does not possess any voting or investment power over these deferred shares.
(7)Includes 13,934 shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. McMurray does not possess any voting or investment power over these deferred shares.
(8)Represents shares that have been deferred under the director stock deferral plan and/or a Company stock plan. Mr. Siegel does not possess any voting or investment power over these deferred shares.
(9)Mr. Klopfer was appointed President, Flowserve Pumps Division effective April 11, 2026 and therefore is not included as an executive officer as of March 17, 2026.
(10)Totals exclude Mr. Wilson as he is no longer an executive officer as of March 17, 2026.
(11)Includes 185,735 shares that have been deferred under various Company plans for which no member of the group possesses voting or investment power.

68	2026 PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS
The following shareholders reported to the SEC that they beneficially own more than 5% of the Company’s outstanding common stock. The number of shares beneficially owned is presented as of the date noted below, and is based on stock ownership reports on Schedule 13G filed with the SEC and subsequently provided to us, and the percentage of beneficial ownership is based on the number of shares of common stock outstanding as of March 17, 2026. We know of no other shareholder holding more than 5% of the Company’s common stock.

Name and Address of Beneﬁcial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	11,394,326(2)	8.6%
D1 Capital Partners L.P. 9 West 57th Street, 36th Floor New York, NY 10019	7,479,351(3)	5.7%
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
(2)Based on a Schedule 13G/A filed with the SEC on April 23, 2025. The filing indicates sole voting power for 11,129,975 shares, shared voting power for 0 shares, sole dispositive power for 11,394,326 shares and shared dispositive power for 0 shares
(3)Based on a Schedule 13G filed with the SEC on November 14, 2025 by D1 Capital Partners L.P. and Daniel Sundheim. The filing indicates each of D1 Capital Partners L.P. and Mr. Sundheim has shared voting power and shared dispositive power for 7,479,351 shares. D1
Capital Partners L.P. is a registered investment adviser and serves as the investment manager of private investment vehicles and accounts, including D1 Capital Partners Master LP (the "Investment Vehicle"), and may be deemed to beneficially own the shares of Common Stock held by the Investment Vehicle and/or its subsidiary. Mr. Sundheim indirectly controls D1 Capital Partners L.P. and may be deemed to beneficially own the shares of Common Stock held by the Investment Vehicle and/or its subsidiary.

2026 PROXY STATEMENT	69
EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information about our common stock that may be issued under the Flowserve
Corporation 2010 Equity and Incentive Compensation Plan (the “2010 Plan”), the Flowserve Corporation 2020 Long-Term
Incentive Plan (the “2020 Plan”) and the Flowserve Corporation Employee Stock Purchase Plan (the “ESPP”) as of
December 31, 2025.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reﬂected in the First Column)(2)
Equity compensation plans approved by securities holders	1,551,677	—	9,395,105
Equity compensation plans not approved by securities holders	—	—	—
TOTAL	1,551,677	—	9,395,105
(1)These amounts represent the weighted average exercise price for the total number of outstanding options. No such value is included for
RSUs or PSUs.
(2)The shares of common stock reflected in this column include 5,457,089 shares available for issuance under the 2020 Plan and 3,938,016 shares available for issuance under the ESPP.

70	2026 PROXY STATEMENT
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any person beneficially owning more than 10% of the Company’s common stock to file reports of ownership and any changes in ownership with the SEC. Based solely on the Company’s review of such reports filed with the SEC and representations provided to the
Company by persons required to file reports under Section 16 of the Exchange Act, the Company’s directors, executive officers and greater than 10% beneficial owners timely complied with their Section 16(a) filing requirements during 2025, except that late Forms 4 were filed for each of Mr. Rowe and Mr. Wilson with respect to shares acquired under the non-qualified Flowserve Corporation 2024 Employee Stock Purchase Plan in nine and eleven monthly, prescheduled transactions (each separately reportable), respectively, that were previously inadvertently not disclosed. For Mr. Rowe, the number of shares acquired through such transactions ranged from 10 shares to 102 shares. For Mr. Wilson, the number of shares acquired through such transactions ranged from seven shares to 26 shares.

2026 PROXY STATEMENT	71
PROPOSAL THREE:
RATIFICATION OF APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP TO SERVE AS
OUR INDEPENDENT AUDITOR FOR 2026
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for 2026.
We are asking our shareholders to ratify the appointment of PwC as our independent registered public accounting firm for
2026. Although shareholder ratification is not required by our By-Laws or otherwise, the Board is submitting this proposal for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm, though the Company may nonetheless determine to retain PwC. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Board recommends that you vote “FOR” the ratification of appointment of PricewaterhouseCoopers to serve as our independent auditor for 2026.

72	2026 PROXY STATEMENT
OTHER AUDIT INFORMATION
Relationship with Independent Registered Public Accounting Firm
PwC has served as the Company’s independent registered public accounting firm since 2000. In this role, PwC audits the financial statements of the Company. Representatives from PwC are expected to be present at the Annual Meeting and available to respond to appropriate questions from shareholders. They will have the opportunity to make a statement if they desire to do so.
Audit and Non-Audit Fees and Services
The following table summarizes the aggregate fees (excluding value added taxes) for professional services incurred by the Company for the audits of its 2025 and 2024 financial statements and other fees billed to the Company by PwC in
2025 and 2024. In general, the Company retains PwC for services that are logically related to or natural extensions of services performed by independent auditors.

	2025	2024
Audit Fees(1)	$9,708,000	$9,311,000
Audit-Related Fees(2)	398,000	37,000
Total Audit-Related Fees	10,106,000	9,348,000
Tax Compliance	295,000	243,000
Total Tax Fees(3)	295,000	243,000
All Other Fees(4)	5,000	10,000
TOTAL FEES(5)	$10,406,000	$9,601,000
(1)Fees for the years ended December 31, 2025 and 2024 consist of the audit of the Company’s consolidated financial statements, including effectiveness of internal controls over financial reporting, reviews of the Company’s quarterly financial statements, and subsidiary statutory audits.
(2)Audit-related fees consist of other attestation services, pension plan audit procedures and transaction support services.
(3)Tax fees consist of tax audit defense and compliance services.
(4)All other fees consist of accounting research and disclosure software licenses and compilation services.
(5)2025 Total Fees include $661,000 of fees related to the 2024 audit that were billed, approved and paid in 2025.
Audit Committee Approval Policy
The Audit Committee approves all proposed services and related fees to be rendered by the Company’s independent registered public accounting firm prior to their engagement. Services to be provided by the Company’s independent registered public accounting firm generally include audit services, audit-related services and certain tax services. Each year, the Audit Committee discusses the scope of the audit plan with its independent registered public accounting firm and all audit and audit-related services, tax services, and other services for the upcoming fiscal year are provided to the Audit
Committee for pre-approval. The services, which may be provided in the upcoming twelve-month period, are grouped into significant categories substantially in the format shown above. The Audit Committee is updated on the status of all services and related fees on a periodic basis or more frequently as matters warrant. All of the fees described above were pre-approved by the Audit Committee.
The Audit Committee approves the scope and timing of the external audit plan for the Company and focuses on any matters that may affect the scope of the audit or the independence of the Company’s independent registered public accounting firm. In that regard, the Audit Committee receives certain representations from the Company’s independent registered public accounting firm regarding their independence and permissibility under the applicable laws and regulations of any services provided to the Company outside the scope of those otherwise allowed. The Audit Committee also approves the internal audit plan for the Company.
The Audit Committee may delegate its approval authority to the Chairman of the Audit Committee to the extent allowed by law. In the case of any delegation, the Chairman must disclose all approval determinations to the full Audit Committee as soon as possible after such determinations have been made.

2026 PROXY STATEMENT	73
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors of the Company is composed of five independent directors:
Thomas B. Okray (Chairman), Sujeet Chand, Ruby R. Chandy, Brian D. Savoy and Kenneth I. Siegel. Carlyn Taylor
served on the Audit Committee until her resignation in February 2025. Ms. Chandy joined the Audit Committee in
February 2025 and Mr. Savoy joined the Audit Committee in March 2026. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee met seven times in 2025 and discussed matters, explained in more detail below, with the independent auditors, internal auditors and members of management.
Roles and Responsibilities
Management has primary responsibility for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on this audit. In addition, the independent auditors are responsible for auditing the Company’s internal control over financial reporting and issuing a report on the effectiveness of internal control over financial reporting. The Audit
Committee’s responsibility is to proactively monitor and oversee this process, including the engagement of the independent auditors, the pre-approval of their annual audit plan and the review of their annual audit report. In addition, the Audit Committee reviews, monitors and evaluates how the Company and management implement new accounting principles generally accepted in the United States (“GAAP”) and use non-GAAP measures.
Committee Oversight of Financial Statements
In this context, the Audit Committee has reviewed, and met and held detailed discussions with management on the
Company’s consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP and that these statements fairly present the financial condition and results of operations of the Company for the period described. The Audit Committee has relied upon this representation without any independent verification, except for the work of PwC, the Company’s independent registered public accounting firm. The Audit Committee also discussed these statements with PwC, both with and without management present, and has relied upon their reported opinion on these financial statements.
Required Communications with PwC
The Audit Committee further discussed with PwC matters required to be discussed by standards, including applicable requirements of the PCAOB and the Commission, and critical audit matters. In addition, the Audit Committee received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning its independence and has discussed with PwC its independence from the Company and its management.
Recommendation
Based on these reviews and discussions, including the Audit Committee’s specific review with management of the
Company’s Annual Report and based upon the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report filed with the SEC.
Thomas B. Okray, Chairman
Sujeet Chand
Ruby R. Chandy
Brian D. Savoy
Kenneth I. Siegel

74	2026 PROXY STATEMENT
PROPOSAL FOUR:
SHAREHOLDER SAY ON STOCK REPURCHASES
John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of 120 shares of the Company’s common stock, has stated that he intends to present the following proposal at the Annual Meeting. The Company is not responsible for the content of the proposal. If properly presented at the Annual Meeting, the Board unanimously recommends a vote “AGAINST” the following proposal.
Shareholder Proposal
Proposal 4 – Shareholder Say on Stock Repurchases
Shareholders ask Flowserve (FLS) to conduct an annual advisory shareholder vote regarding Flowserve stock repurchases on the same ballot that Flowserve uses for its Say on Executive Pay Proposal.
Stock repurchases have become more common in recent years and surpassed dividends 20-years ago in dollar amount.
Downsides of stock repurchases include using cash that could be invested in growth and artificially inflating earnings per share (EPS) to boost executive pay. Stock repurchases can also signal a lack of future growth prospects, and companies may use debt to finance them, potentially creating financial instability.
FLS repurchased over $140 million worth of shares during Q3 2025 alone. As of October 2025, FLS had $200 million of authorization still available under its share repurchase plan.
Please vote yes:
Support for Say on Stock Repurchases – Proposal 4

2026 PROXY STATEMENT	75
PROPOSAL FOUR: SHAREHOLDER SAY ON STOCK REPURCHASES
Recommendation of the Board
The Board has carefully considered this proposal and believes that it is not in the best interests of the Company and its shareholders. The Board is committed to responsible stewardship of the Company and its resources. As part of this commitment, the Board has developed a transparent and disciplined capital allocation strategy that consistently returns excess capital to our shareholders in a balanced and thoughtful manner designed to maximize long-term value. In addition, the Board and management routinely engage with our shareholders to understand their perspectives and obtain their feedback on a range of issues, including the Board’s capital allocation strategy. Given this existing strategy and the meaningful opportunities that shareholders have to provide input, the Board believes that the annual advisory shareholder vote on share repurchases requested by the proposal is unnecessary. Moreover, implementation of the proposal would interfere with the Board’s ability to exercise its responsibility to help ensure that the Company’s capital allocation strategy best serves the long-term interests of the Company and all our shareholders.
Accordingly, the Board recommends that you vote “AGAINST” Proposal 4 for the following reasons.
The proposal would inappropriately interfere with our Board’s ability to determine the proper allocation of capital that is in the best long-term interests of our shareholders and the Company.
The Board recognizes that decisions regarding the deployment of the Company’s capital—whether through investments in growth, acquisitions, maintaining cash reserves, or returning value to shareholders through dividends or share repurchases—are among its most important and fundamental responsibilities. Under Company policy, decisions with respect to material capital allocation (including authorization of repurchase programs) are reserved to the Board in order to help ensure alignment with the Company’s objectives and long-term shareholder value.
In fulfilling this responsibility, the Board carefully evaluates a range of factors, including the Company’s short- and long-term strategic goals, market conditions, and the need to maintain financial flexibility. The Board’s approach has consistently prioritized balancing investments in future growth with the return of capital to shareholders. As part of its disciplined capital allocation strategy, the Board considers ongoing investments in research and development, strategic and programmatic acquisitions, as well as other initiatives that support our growth strategy, the Flowserve Business
System and the Company’s ability to create long-term value. The Board believes that implementation of an annual advisory shareholder vote on share repurchases would inappropriately interfere with its role in determining the capital allocation strategy that is best suited to address the long-term interests of all shareholders and the Company.
The Company has a strong track record of prudent capital investment, and we have consistently returned excess capital to our shareholders in a manner designed to maximize long-term value.
Over the past 20 years, the Company has consistently returned excess capital to shareholders, using a balanced mix of dividends and share repurchases. During that period, approximately 38.3% of the capital returned was in the form of cash dividends, providing our shareholders with reliable and meaningful cash returns, while 61.7% has been returned through share repurchases, allowing the Company to adapt to market conditions and invest opportunistically on behalf of shareholders. The Company has paid a dividend every year since 2007, including through multiple economic downturns, demonstrating a clear commitment to recurring shareholder returns. The Board’s authorized share repurchase programs, along with the payment of substantial dividends, allow the Company to adjust its capital allocation strategy in response to prevailing circumstances such as acquisitions, cash flow, debt and leverage levels, and market opportunities.
As part of our active, year-round engagement program, our shareholders already have meaningful opportunities to share their views on our strategic initiatives, including our capital allocation strategy.
The Company routinely engages with our shareholders to better understand their views, carefully considering the feedback we receive and taking action when appropriate. In 2025, we proactively reached out to shareholders representing approximately 63% of our common shares outstanding to offer them the opportunity to discuss their views with members of management and to solicit feedback on a wide range of topics. Accordingly, an annual advisory shareholder vote on share repurchases would be unnecessary and duplicative of our existing engagement efforts.

76	2026 PROXY STATEMENT
PROPOSAL FOUR: SHAREHOLDER SAY ON STOCK REPURCHASES
During prior engagement discussions, shareholders have, at times, indicated support for share repurchases when circumstances warrant. Accordingly, the Board’s approach to capital allocation seeks to respect that preference while safeguarding the flexibility needed to act in the long-term interests of the Company and all shareholders. Contrary to the proposal’s suggestions, the use of share repurchases does not reflect a lack of confidence in the Company’s future growth prospects. Rather, the Company’s repurchases of stock are one of several tools used to enhance shareholder value, and, importantly, the Company does not use debt to finance these repurchases.
For these reasons, the Board believes that adoption of the policy requested by the policy is not necessary or in our shareholders’ best interests because it would inappropriately interfere with the ability of our Board to return excess capital to our shareholders in the manner best aligned with the Company’s strategic objectives and the creation of long-term shareholder value.

The Board recommends that you vote “AGAINST” this shareholder proposal.

2026 PROXY STATEMENT	77
GENERAL VOTING AND MEETING INFORMATION
Frequently Asked Questions About the Annual Meeting & Proxy Materials
Proxy Materials
Why am I receiving this proxy statement?
We are first providing these proxy materials to shareholders on or about April 2, 2026, in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting, which will be held on May 14, 2026, and at any adjournments or postponements of this scheduled meeting.
How can I access the proxy materials electronically or sign up for electronic delivery?
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER
MEETING TO BE HELD ON MAY 14, 2026
We may furnish proxy materials, including this proxy statement and the Company’s annual report for the year ending
December 31, 2025, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, a
Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), which was mailed to most of our shareholders, will explain how you may access and review the proxy materials and how you may submit your proxy on the
Internet. If you would like to receive a paper or electronic copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice of Internet Availability and are receiving the proxy materials in the format requested.
This proxy statement and the Company’s annual report for the year ending December 31, 2025, are available electronically on our hosted website at https://www.proxyvote.com.
To access and review the materials made available electronically:
1.Go to https://www.proxyvote.com and input the 16-digit control number from the Notice of Internet Availability or proxy card.
2.Click the “2026 Proxy Statement” in the right column.
3.Have your proxy card or voting instructions available.
We encourage you to review all of the important information contained in the proxy materials before voting.
Who will bear the cost of this solicitation, and how will proxies be solicited?
The Company bears the full cost of soliciting proxies, which will be conducted primarily by mail. The Company has also retained Alliance Advisors to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company’s common stock. For these services, the Company will pay Alliance Advisors a fee of
$14,500 plus reimbursement for reasonable out-of-pocket expenses. Brokerage firms and other custodians, nominees and fiduciaries are reimbursed by the Company for reasonable out-of-pocket expenses that they incur to send proxy materials to shareholders and solicit their votes. In addition to this mailing, proxies may be solicited, without extra compensation, by our officers and employees, by mail, telephone, facsimile, electronic mail and other methods of communication.
Why did my household only receive one set of proxy materials?
To reduce the expenses of delivering duplicate proxy materials, we deliver one Notice of Internet Availability and, if applicable, annual report and proxy statement, to multiple shareholders sharing the same mailing address unless otherwise requested. We will promptly send a separate annual report and proxy statement to a shareholder at a shared address upon request at no cost. Shareholders with a shared address may also request that we send a single copy in the future if we are currently sending multiple copies to the same address.

78	2026 PROXY STATEMENT
GENERAL VOTING AND MEETING INFORMATION
Frequently Asked Questions About the Annual Meeting & Proxy Materials
Requests related to delivery of proxy materials may be made by calling Investor Relations at (972) 443-6500 or writing to our principal executive offices at Flowserve Corporation, Attention: Investor Relations, 5215 N. O’Connor Blvd., Suite 700,
Irving, Texas 75039. Shareholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or similar organization to request information about this “householding” procedure.
Voting
Who may vote?
Shareholders of record at the close of business on March 17, 2026 (the “Record Date”) are entitled to vote at the Annual
Meeting. As of the Record Date,127,795,413 shares of common stock were issued and outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share owned.
What are the voting requirements and the Board’s recommendations on each proposal?
The following table sets forth the voting standards for each proposal being voted on at the Annual Meeting and the
Board’s recommendations.

Proposal	Board Recommendation	Required Vote	Effect of..
			Abstentions	Broker Non- votes, if any
1. Election of directors	For each nominee	Majority of the votes cast	No effect	No effect
2. Advisory vote to approve executive compensation	For	Majority of the votes cast	No effect	No effect
3. Ratification of auditors	For	Majority of the votes cast	No effect	No effect
4. Shareholder proposal	Against	Majority of the votes cast	No effect	No effect
Shares that are properly voted via the Internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations above. Although the Board expects that the nominees will be available to serve as directors, if any of them should be unable or for good cause unwilling to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.
What is the effect of abstentions and broker non-votes?
If your shares are held through a broker, bank or other nominee, your vote instructs these institutions how you want your shares to be voted. If you vote on each proposal, your shares will be voted in accordance with your instructions. If brokers, banks or other nominees do not receive specific instructions, they may only vote on matters for which they have discretionary power to vote. If you do not provide voting instructions and your broker, bank or other nominee does not have discretion to vote on the matter, it will result in a “broker non-vote” for the matters on which they do not vote. Broker non-votes, if any, are not counted as votes cast and will not be counted in determining the outcome of the vote on the election of directors or on any of the other proposals. Abstentions occur when you provide voting instructions but instruct your broker, bank or other nominee to abstain from voting on a particular matter instead of voting for or against the matter.
Abstentions are not considered. We urge you to vote on ALL voting items.
What constitutes a quorum?
A quorum is necessary to conduct business at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock constitutes a quorum. Abstentions, withheld votes, and broker non-votes are counted as present at the meeting for purposes of determining a quorum.

2026 PROXY STATEMENT	79
GENERAL VOTING AND MEETING INFORMATION
Frequently Asked Questions About the Annual Meeting & Proxy Materials
How do I vote?
If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares voted. “Street name” shareholders who wish to vote online during the Annual Meeting and whose voting instruction form or Notice of Internet Availability indicates that they may vote those shares through https://www.proxyvote.com may attend and vote at the Annual Meeting at
https://www.virtualshareholdermeeting.com/FLS2026 by entering the 16-digit control number indicated on that voting instruction form or Notice of Internet Availability and other information requested on the log-in page. “Street name”
shareholders who did not receive a 16-digit control number should contact their bank, broker or other nominee at least five days before the Annual Meeting and obtain a “legal proxy” to be able to participate in or vote online at the meeting.
If you hold your shares in your own name as a holder of record, you may vote your shares using one of the methods described below:
•Vote by Internet in Advance of the Annual Meeting. You can vote via the Internet by going to
https://www.proxyvote.com and following the on-screen instructions. Internet voting is available 24 hours a day,
7 days a week, until 11:59 p.m., Eastern Time, on May 13, 2026. Have your proxy card available when you access the
Internet website.
•Vote by Telephone in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you can vote by telephone by calling toll-free to 1-800-690-6903 from the United States and Canada and following the voice instructions. Have your proxy card available when you place your telephone call. Telephone voting is available
24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 13, 2026.
•Vote by Mail in Advance of the Annual Meeting. If you received paper copies of the proxy materials, you may mark the enclosed proxy card, sign and date it and return it to Broadridge in the enclosed envelope as soon as possible before the Annual Meeting. Your signed proxy card must be received by Broadridge prior to May 14, 2026, the date of the Annual Meeting for your vote to be counted at the Annual Meeting. Please note that if you vote by Internet or telephone, you do not need to return a proxy card.
•Vote Online During the Annual Meeting. You may attend the Annual Meeting virtually and vote online at
https://www.virtualshareholdermeeting.com/FLS2026 by entering the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability and other information requested on the log-in page.
How do I vote if I participate in the Flowserve Corporation Retirement Savings Plan?
If you are a participant in the Flowserve Corporation Retirement Savings Plan, your vote serves as a voting instruction to the trustee for this plan.
•To be timely, your vote by telephone or Internet must be received by 11:59 p.m., Eastern Time, on May 12, 2026. If you
do not vote by telephone or Internet, please return your proxy card as soon as possible.
•If you vote in a timely manner, the trustee will vote the shares as you have directed.
•If you do not vote in a timely manner, the trustee will vote your shares in the same proportion as the shares voted by participants who timely return their cards to the trustee.
How can I change my vote?
You may revoke your proxy at any time before it has been exercised at the Annual Meeting by:
•timely mailing in a revised proxy dated later than the prior submitted proxy;
•timely notifying the Corporate Secretary in writing that you are revoking your proxy;
•timely casting a new vote by telephone or the Internet; or
•attending the Annual Meeting virtually and voting online (and by following the instructions under “How do I vote?”, including by entering your 16-digit control number).
Who will count the votes?
Broadridge, our independent inspector of elections for the Annual Meeting, will tabulate voted proxies.

80	2026 PROXY STATEMENT
GENERAL VOTING AND MEETING INFORMATION
Frequently Asked Questions About the Annual Meeting & Proxy Materials
How can I attend the Annual Meeting online?
Shareholders as of the record date will be able to participate in the Annual Meeting virtually. Shareholders attending the
Annual Meeting will have the opportunity to cast their votes online during the meeting, by following the instructions provided under “How do I vote?” and ask questions of management and our directors during the question and answer portion of the Annual Meeting, as described under “May I ask questions prior to or during the Annual Meeting?”. Online check-in will be available approximately 15 minutes before the meeting starts. We encourage you to allow ample time for check-in procedures.
A guest log-in option will be available in listen-only mode. Anyone wishing to do so may go to
https://www.virtualshareholdermeeting.com/FLS2026 and enter as a guest. Shareholders who attend the Annual
Meeting online as a guest will not be able to participate in, vote or ask questions during the Annual Meeting.
We will also broadcast the Annual Meeting as a live audio webcast at ir.ﬂowserve.com under the “Events &
Presentations” section.
May I ask questions prior to or during the Annual Meeting?
Shareholders as of the record date that receive a 16-digit code on their proxy card, voting instruction form or Notice of
Internet Availability (including “street name” shareholders who subsequently obtain a legal proxy and 16-digit control number) may submit questions in advance of the meeting, beginning on May 9, 2026, by following the instructions at
https://www.proxyvote.com.
Shareholders as of the record date who attend and participate in the virtual Annual Meeting at
https://www.virtualshareholdermeeting.com/FLS2026 using their 16-digit control number (as described above) will have an opportunity to submit questions online during the meeting. Shareholders attending the meeting online who do not log-in to the virtual meeting portal with their 16-digit control number and other information requested on the log-in page may not ask questions or vote their shares during the meeting.
Beginning on April 30, 2026, we will post meeting rules of conduct at https://www.proxyvote.com, which will set out the rules that will govern shareholders’ participation in the Annual Meeting. The rules of conduct will provide that each shareholder will be limited to a total of three questions of no more than one minute each in order to allow sufficient time to address as many relevant questions that are submitted as possible. We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints.
Questions related to personal matters, that are not pertinent to Annual Meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the
Annual Meeting will not be addressed during the meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. If there are questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints, management will post answers to such questions at https://ir.ﬂowserve.com following the meeting.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?
If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at
9:30 a.m. CDT and until the meeting has finished.
What if I was not able to attend the Annual Meeting?
A replay of the meeting will be made available on our website at https://ir.ﬂowserve.com under the “Events &
Presentations” section for a limited time after the meeting.
Where can I find the voting results after the Annual Meeting?
We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed with the SEC within four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).

2026 PROXY STATEMENT	81
GENERAL VOTING AND MEETING INFORMATION
Frequently Asked Questions About the Annual Meeting & Proxy Materials
How can I reach the Company to request materials or information referred to in these Questions and Answers?
You may order a copy of our Annual Report on Form 10-K for the ﬁscal year ended December 31, 2025, free of charge, or request other information by mail addressed to:
Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Investor Relations
This information is also available free of charge on the SEC’s website, https://www.sec.gov, and our website,
https://ir.ﬂowserve.com.
Shareholder Proposals and Nominations
Shareholder Proposals for Inclusion in the 2027 Proxy Statement (Rule 14a-8 Proposals)
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), certain shareholder proposals may be eligible for inclusion in our 2027 proxy statement. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement. For a shareholder proposal to be included in our proxy statement, the proposal must comply with the requirements of Rule 14a-8, including the requirement that shareholder proposals be received no later than 6:00 p.m. CDT on December 3, 2026. All proposals should be addressed and mailed to the Corporate Secretary at the address below.
Director Nominees for Inclusion in the 2027 Proxy Statement (Proxy Access)
In order for an eligible shareholder or group of shareholders to nominate a director nominee for election at our 2027
Annual Meeting of shareholders pursuant to the proxy access provision of our By-Laws, the shareholder must submit notice of such nomination and other required information in writing to the Corporate Secretary. Such notice must be addressed to the Corporate Secretary and delivered to or mailed to and received by the Corporate Secretary between
November 3, 2026 and December 3, 2026. If, however, the 2027 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2026 Annual Meeting, the shareholder must submit any such notice and other required information between (i) 150 calendar days prior to the 2027 Annual Meeting and (ii) the later of 120 calendar days prior to the 2027 Annual Meeting or 10 days following the date on which the date of the 2027 Annual
Meeting is first publicly announced. The nomination and supporting materials must also comply with the procedures and requirements set forth in our By-Laws for inclusion of director nominees in the proxy statement.
Other Shareholder Proposals/Nominees to be Presented at the 2027 Annual Meeting
Alternatively, under the Company’s By-Laws, if a shareholder wants to submit a proposal for consideration at our 2027
Annual Meeting, or intends to nominate a person for election to the Board (other than by inclusion in our proxy statement through Rule 14a-8 of the proxy access provisions of our By-Laws), the shareholder’s notice of such business or nomination must be delivered by registered mail to, or received by, the Corporate Secretary at the address below no earlier than January 14, 2027 and no later than February 13, 2027. If, however, the 2027 Annual Meeting is held more than 30 days before or more than 60 days after the anniversary of the 2026 Annual Meeting, the shareholder must submit any such notice between (i) 120 calendar days prior to the 2027 Annual Meeting and (ii) the later of 90 calendar days prior to the 2027 Annual Meeting or 10 days following the date on which the date of the 2027 Annual Meeting is publicly announced.
The shareholder’s submission must be made by a registered shareholder on his or her behalf or on behalf of a beneficial owner of the shares and must comply with the procedures and requirements set forth in our By-Laws, including with respect to the information that must be included in the submission. In addition, the shareholder must comply with all procedures and requirements under Rule 14a-19, the SEC’s universal proxy rule. The procedures and requirements under Rule 14a-19 are in addition to, and do not replace or supersede, the requirements under our By-Laws as described above. For example, the deadline for providing notice to the Company under Rule 14a-19 of a shareholder’s intent to solicit proxies in support of nominees other than the Company’s nominees is March 15, 2027 (or, if the 2027 Annual
Meeting is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business on the later of 60 calendar days prior to the 2027 Annual
Meeting or the 10th calendar day following the day on which public announcement of the 2027 Annual Meeting is first made by the Company). However, consistent with SEC guidance, the Company’s deadlines under our By-Laws control.

82	2026 PROXY STATEMENT
GENERAL VOTING AND MEETING INFORMATION
Frequently Asked Questions About the Annual Meeting & Proxy Materials
At the 2027 Annual Meeting, we will not entertain any proposals or nominations that do not meet the requirements under our By-Laws and all applicable law, including Rule 14a-19.
If the shareholder does not comply with the requirements of Rule 14a-4(c)(1) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination. The By-Laws are posted on the investor relations portion of our website at
https://ir.ﬂowserve.com under the “Corporate Governance—Documents & Charters” caption. To make a submission or to request a copy of the By-Laws, shareholders should contact our Corporate Secretary at our principal executive offices at the following address:
Flowserve Corporation
5215 N. O’Connor Blvd.
Suite 700
Irving, Texas 75039
Attention: Corporate Secretary
We strongly encourage shareholders to seek advice from knowledgeable legal counsel and contact the Corporate
Secretary before submitting a proposal or a nomination.

2026 PROXY STATEMENT	83
ANNEX I:
RECONCILIATION OF REPORTED RESULTS TO
NON-GAAP FINANCIAL MEASURES
Reconciliation of Non-GAAP Measures (Unaudited)

Twelve Months Ended December 31, 2025	Gross Profit	Selling, General & Administrative Expense	Loss on Divestiture of Asbestos- Related Assets and Liabilities	Operating Income	Other Income (Expense), Net	Provision for (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
(Amounts in thousands except per share data)
Reported	$1,581,437	$1,062,100	$140,092	$399,924	$195,663	$155,596	$346,247	29.6%	2.64
Reported as a percent of sales	33.4%	22.5%	3.0%	8.5%	4.1%	3.3%	7.3%
Realignment charges(1)	54,660	(3,595)	—	58,255	—	13,687	44,568	23.50%	0.34
Acquisition related(2)(3)	635	(13,895)	—	14,530	—	3,417	11,113	23.50%	0.08
Purchase accounting step- up and intangible asset amortization(4)	9,180	(5,200)	—	14,380	—	4,138	10,242	28.80%	0.08
Discrete items(5)(6)(7)	121	(31,412)	—	31,533	13,064	8,609	35,988	19.30%	0.27
Merger transaction costs(8)	—	(41,197)	—	41,197	—	9,534	31,663	23.10%	0.24
Merger termination payment(9)	—	—	—	—	(266,000)	(60,957)	(205,043)	22.90%	(1.57)
Discrete tax items(10)	—	—	—	—	—	(24,860)	24,860	—%	0.19
Loss on asbestos divestiture(11)	—	—	(140,092)	140,092	—	2,644	137,448	1.90%	1.05
Below-the-line foreign exchange impacts(12)	—	—	—	—	43,893	4,821	39,072	11.00%	0.30
Adjusted	$1,646,033	$966,801	$—	$699,911	$(13,380)	$116,629	$476,158	18.90%	3.64
Adjusted as a percent of sales	34.8%	20.4%	—%	14.8%	(0.3%)	2.5%	10.1%
Adjusted Net Earnings (Loss)	476,158 (a)
Operating cash flow	505,884
Less: Capital expenditures	(70,927)
Free cash ﬂow	$ 434,957(b)
As adjusted free cash ﬂow conversion rate (b)/(a)	91%
Notes:
Note: Amounts may not calculate due to rounding.

84	2026 PROXY STATEMENT
ANNEX I: RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES
(1)Charges represent realignment costs incurred as a result of realignment programs of which $5,300 is non-cash and net of a $6,888 gain associated with the divestiture of a pump product line.
(2)Charge represents $12,790 of acquisition and integration related costs associated with the MOGAS acquisition.
(3)Charge represents $1,740 of costs associated with merger and acquisition activity.
(4)Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the
MOGAS acquisition.
(5)Charge represents non-cash share-based compensation expense associated with a one-time discretionary restricted stock grant, subject to three-year cliff vesting, provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.
(6)Charge includes $5,141 for a non-cash pension settlement accounting loss incurred in conjunction with the freeze of our U.S. Qualified pension plan and $7,923 for a non-cash pension settlement accounting loss incurred in conjunction with a United Kingdom based pension plan.
(7)Charge of $30,100 represents the Q3 2025 non-cash adjustment to our estimated liability for incurred by not reported asbestos claims based on an annual actuarial study.
(8)Charge represents transaction costs incurred associated with the terminated Chart Industries merger.
(9)Amount represents the Chart Industries merger termination fee paid to Flowserve.
(10)Amount represents a one-time tax charge related to enactment of the One Big Beautiful Bill Act during Q3 2025.
(11)Charge represents the one-time loss associated with the divestiture of our asbestos-related assets and liabilities including $199,000 of cash funded to the divested entity and $8,335 of transaction costs incurred.
(12)Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.

2026 PROXY STATEMENT	85
ANNEX I: RECONCILIATION OF REPORTED RESULTS TO NON-GAAP FINANCIAL MEASURES
Reconciliation of Non-GAAP Measures (Unaudited)

Twelve Months Ended December 31, 2024	Gross Profit	Selling, General & Administrative Expense	Loss on Sale of Business	Operating Income	Other Income (Expense), Net	Provision for (Benefit From) Income Taxes	Net Earnings (Loss)	Effective Tax Rate	Diluted EPS
(Amounts in thousands except per share data)
Reported	$1,434,246	$978,037	$12,981	$462,279	$(12,194)	$84,929	$282,759	22.0%	2.14
Reported as a percent of sales	31.5%	21.5%	0.3%	10.1%	(0.3%)	1.9%	6.2%
Realignment charges(1)	31,576	(4,939)	(12,981)	49,496	—	4,884	44,612	9.90%	0.34
Discrete items(2)(3)(4)	2,700	(7,500)	—	10,200	—	2,869	7,331	28.10%	0.06
Acquisition related(5)	—	(9,944)	—	9,944	—	2,340	7,604	23.50%	0.06
Discrete asset write downs(6)(7)	—	(1,795)	—	1,795	3,567	1,342	4,020	25.00%	0.03
Purchase accounting step up and intangible asset amortization(8)	3,067	(1,033)	—	4,100	—	1,300	2,800	31.70%	0.02
Below-the-line foreign exchange impacts(9)	—	—	—	—	(2,302)	(1,912)	(390)	83.10%	—
Adjusted	$1,471,589	$952,826	$—	$537,814	$(10,929)	$95,752	$348,736	20.70%	$2.63
Adjusted as a percent of sales	32.3%	20.9%	—%	11.8%	(0.2%)	2.1%	7.7%
Adjusted Net Earnings (Loss)	$ 348,736(a)
Operating cash flow	425,308
Less: Capital expenditures	(81,019)
Free cash ﬂow	$ 344,289(b)
As adjusted free cash ﬂow conversion rate (b)/(a)	99%
Notes:
Note: Amounts may not calculate due to rounding.
(1)Charges represent realignment costs incurred as a result of realignment programs of which $33,700 is non-cash.
(2)Charge represents a further expense of $2,000 associated with our ongoing financial exposure in Russia that were adjusted for Non-GAAP measures when established in 2022.
(3)Charge represents a one-time $5,000 discretionary cash transition benefit provided to certain employees in conjunction with the freeze of our U.S. Qualified pension plan.
(4)Charge represents the $7,200 strategic acquisition of intellectual property related to certain liquefied natural gas technology.
(5)Charge represents acquisition and integration related costs associated with the MOGAS acquisition.
(6)Charge represents a $1,795 non-cash write-down of a software asset.
(7)Charge represents a $3,567 non-cash write-down of a debt investment.
(8)Charge represents amortization of step-up in value of acquired inventories and acquisition related intangible assets associated with the
MOGAS acquisition.
(9)Below-the-line foreign exchange impacts represent the remeasurement of foreign exchange derivative contracts as well as the remeasurement of assets and liabilities that are denominated in a currency other than a site’s respective functional currency.
This Proxy Statement includes references to adjusted operating income, which is a “non-GAAP financial measure” as defined in the Securities Exchange Act of 1934, as amended. Adjusted operating income is calculated as operating income, plus certain realignment charges, discrete asset write-downs, and acquisition-related expenses. Management believes this measure presents to our investors an additional useful comparison between current results and results in prior operating periods and provides investors with a clearer view of the underlying trends of the business and that accordingly it should be utilized as a performance measure under the Company’s executive compensation plans. This non-GAAP financial measure, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

86	2026 PROXY STATEMENT
ANNEX II:
2025-2027 PEER PERFORMANCE GROUP

1	3M Company	28	Generac Holdings Inc	54	Paycom Software, Inc.
2	A. O. Smith Corp	29	General Dynamics Corporation	55	Pentair Ltd
3	Allegion plc	30	General Electric Company	56	Quanta Services, Inc.
4	AMETEK, Inc	31	Honeywell International Inc.	57	Republic Services, Inc.
5	Automatic Data Processing, Inc.	32	Howmet Aerospace Inc.	58	Robert Half Inc.
6	Axon Enterprise, Inc.	33	Hubbell Incorporate	59	Rockwell Automation, Inc. Rollins, Inc.
7	Broadridge Financial Solutions, Inc.	34	Huntington Ingalls Industries, Inc.	60	Rollins, Inc.
8	Builders FirstSource, Inc.	35	IDEX Corporation	61	RTX Corporation
9	C.H. Robinson Worldwide, Inc.	36	Illinois Tool Works Inc.	62	Snap-on Incorporated
10	Carrier Global Corporation	37	Ingersoll Rand Inc.	63	Southwest Airlines Co.
11	Caterpillar Inc.	38	J.B. Hunt Transport Services, Inc.	64	Stanley Black & Decker, Inc.
12	Ceridian HCM Holding Inc.	39	Jacobs Solutions Inc.	65	Textron Inc.
13	Cintas Corporation	40	Johnson Controls International	66	The Boeing Company
14	Copart, Inc.	41	L3Harris Technologies, Inc.	67	Trane Technologies plc
15	CSX Corporation	42	Leidos Holdings, Inc.	68	TransDigm Group Incorporated
16	Cummins Inc.	43	Lennox International Inc.	69	Uber Technologies, Inc.
17	Deere & Company	44	Lockheed Martin Corporation	70	Union Pacific Corporation
18	Delta Air Lines, Inc.	45	Masco Corporation	71	United Airlines Holdings, Inc.
19	Dover Corporation	46	Nordson Corporation	72	United Parcel Service, Inc.
20	Eaton Corporation plc	47	Norfolk Southern Corporation	73	United Rentals, Inc.
21	Emerson Electric Co.	48	Northrop Grumman Corporation	74	Veralto Corporation
22	Equifax Inc.	49	Old Dominion Freight Line, Inc.	75	Verisk Analytics, Inc.
23	Expeditors International of Washington, Inc.	50	Otis Worldwide Corporation	76	W.W. Grainger, Inc.
24	Fastenal Company	51	PACCAR Inc.	77	Waste Management, Inc.
25	FedEx Corporation	52	Parker-Hannifin Corporation	78	Westinghouse Air Brake Technologies Corporation
26	Fortive Corporation	53	Paychex, Inc.	79	Xylem Inc.
27	GE Vernova Inc.

North America

Latin America

Europe

Middle East

Africa

Asia Pacific

Flowserve Corporation
5215 North O'Connor Blvd
Suite 700
Irving, Texas 75039

flowserve.com

FLOWSERVE

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 13, 2026 for shares held directly and by 11:59 P.M. Eastern Time on May 12, 2026 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control number that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 13, 2026 for shares held directly and by 11:59 P.M. Eastern Time on May 12, 2026 for shares held in the Flowserve Corporation Retirement Savings Plan ("Plan"). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed proxy card must be received by Broadridge prior to May 14, 2026 for your vote to count at the Annual Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92290-P46322

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLOWSERVE CORPORATION

The Board of Directors recommends a vote "FOR" each Director Nominee in Proposal 1, "FOR" Proposals 2 and 3, and "AGAINST" Proposal 4.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. R. Scott Rowe	☐	☐	☐
1b. Sujeet Chand	☐	☐	☐
1c. Ruby R. Chandy	☐	☐	☐
1d. John L. Garrison	☐	☐	☐
1e. Cheryl H. Johnson	☐	☐	☐
1f. Michael C. McMurray	☐	☐	☐
1g. Thomas B. Okray	☐	☐	☐
1h. Brian D. Savoy	☐	☐	☐
1i. Ross B. Shuster	☐	☐	☐

Company Proposals	**For**	**Against**	**Abstain**
2. Advisory vote to approve named executive officer compensation.	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2026.	☐	☐	☐
Shareholder Proposal	**For**	**Against**	**Abstain**
4. Shareholder Proposal requesting an annual advisory shareholder vote regarding Flowserve stock repurchases.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the 2026 Annual Meeting of Shareholders, you can be sure these shares are represented at the meeting by voting online or over the telephone, or by promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V92291-P46322

FLOWSERVE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2026 ANNUAL MEETING OF SHAREHOLDERS
MAY 14, 2026

The undersigned hereby appoint(s) **R. Scott Rowe** and **John L. Garrison**, and each of them, with full power to act without the other, as proxies with full power of substitution, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Flowserve Corporation that the shareholder(s) is/are entitled to vote at the 2026 Annual Meeting of Shareholders of Flowserve Corporation to be held at 10:00 A.M. CDT on Thursday, May 14, 2026, at www.virtualshareholdermeeting.com/FLS2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED BY THE PROXIES "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "AGAINST" PROPOSAL 4 AND IN THEIR DISCRETION FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE MEETING BY A REASONABLE TIME BEFORE THIS PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE